                                                                     EXHIBIT 4.1

                                                                [EXECUTION COPY]


================================================================================





                         CITIZENS COMMUNICATIONS COMPANY

                                       AND

                            THE CHASE MANHATTAN BANK,

                                   AS TRUSTEE





                                    INDENTURE

                           DATED AS OF AUGUST 16, 2001





================================================================================

                                TABLE OF CONTENTS

                                                                           PAGE

              ARTICLE I DEFINITIONS AND INCORPORATION BY REFERENCE

      Section 1.1 Definitions................................................1
      Section 1.2 Incorporation by Reference of Trust Indenture Act..........9
      Section 1.3 Rules of Construction.....................................10

                            ARTICLE II THE SECURITIES

      Section 2.1 Form, Dating and Terms....................................10
      Section 2.2 Execution and Authentication..............................17
      Section 2.3 Registrar and Paying Agent................................18
      Section 2.4 Securityholder Lists......................................18
      Section 2.5 Transfer and Exchange.....................................19
      Section 2.6 Form of Certificate to be Delivered in Connection with
                     Transfers to Institutional Accredited Investors........22
      Section 2.7 Form of Certificate to be Delivered in Connection with
                     Transfers Pursuant to Regulation S.....................23
      Section 2.8 Mutilated, Destroyed, Lost or Stolen Securities...........24
      Section 2.9 Outstanding Securities....................................25
      Section 2.10 Temporary Securities.....................................26
      Section 2.11 [intentionally left blank]...............................26
      Section 2.12 Cancellation.............................................26
      Section 2.13 Payment of Interest; Defaulted Interest..................26
      Section 2.14 Computation of Interest..................................27
      Section 2.15 CUSIP and ISIN Numbers...................................27

                              ARTICLE III COVENANTS

      Section 3.1 Payment of Principal and Interest.........................27
      Section 3.2 Offices for Notices and Payments, etc.....................27
      Section 3.3 No Interest Extension.....................................27
      Section 3.4 Appointments to Fill Vacancies in Trustee's Office........28
      Section 3.5 Provision as to Paying Agent..............................28
      Section 3.6 Limitation on Liens.......................................29
      Section 3.7 Issuer to Furnish Trustee Information as to Names and
                     Addresses of Securityholders...........................29
      Section 3.8 Preservation and Disclosure of Securityholders Lists......29
      Section 3.9 Reports by the Issuer.....................................30
      Section 3.10 Reports by the Trustee...................................31

                           ARTICLE IV SUCCESSOR ISSUER

      Section 4.1 Limitations on Mergers, Consolidations and Sales
                     of Assets..............................................31

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                       ARTICLE V REDEMPTION OF SECURITIES

      Section 5.1 Applicability of Article..................................32
      Section 5.2 Notice of Redemption; Partial Redemptions.................32
      Section 5.3 Payment of Securities Called for Redemption...............33
      Section 5.4 Exclusion of Certain Securities from Eligibility for
                     Selection for Redemption...............................34

                        ARTICLE VI DEFAULTS AND REMEDIES

      Section 6.1 Event of Default Defined; Acceleration of Maturity;
                     Waiver of Default......................................34
      Section 6.2 Collection of Indebtedness By Trustee; Trustee May
                     Prove Debt.............................................37
      Section 6.3 Application of Proceeds...................................39
      Section 6.4 Suits for Enforcements....................................40
      Section 6.5 Restoration of Rights on Abandonment of Proceedings.......40
      Section 6.6 Limitations on Suits by Security Holders..................40
      Section 6.7 Unconditional Right of Securityholders to Institute
                     Certain Suits..........................................40
      Section 6.8 Powers and Remedies Cumulative; Delay or Omission Not
                     Wavier of Default......................................41
      Section 6.9 Control by Holders of Securities..........................41
      Section 6.10 Waiver of Past Defaults..................................41
      Section 6.11 Trustee to Give Notice of Default, But May Withhold in
                     Certain Circumstances..................................42
      Section 6.12 Right of Court to Require Filing of Undertaking to
                     Pay Costs..............................................42

                               ARTICLE VII TRUSTEE

      Section 7.1 Duties and Responsibilities of the Trustee; During
                     Default; Prior to Default..............................43
      Section 7.2 Certain Rights of the Trustee.............................44
      Section 7.3 Trustee Not Responsible for Recitals, Disposition of
                     Securities or Application of Proceeds Thereof..........45
      Section 7.4 Trustee and Agents May Hold Securities; Collections, etc..45
      Section 7.5 Moneys Held by Trustee....................................45
      Section 7.6 Compensation and Indemnification of Trustee and Its
                     Prior Claim............................................45
      Section 7.7 Right of Trustee to Rely on Officers' Certificate, etc....46
      Section 7.8 Qualification of Trustee; Conflicting Interests...........46
      Section 7.9 Persons Eligible for Appointment as Trustee; Different
                     Trustees for Different Series..........................46
      Section 7.10 Resignation and Removal; Appointment of Successor
                     Trustee................................................47
      Section 7.11 Acceptance of Appointment by Successor Trustee...........48
      Section 7.12 Merger, Conversion, Consolidation or Succession to
                     Business of Trustee....................................49

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      Section 7.13 Preferential Collection of Claims Against the Issuer.....49
      Section 7.14 Appointment of Authenticating Agent......................50

              ARTICLE VIII LEGAL DEFEASANCE AND COVENANT DEFEASANCE

      Section 8.1 Opinion to Effect Legal Defeasance or Covenant Defeasance.51
      Section 8.2 Legal Defeasance And Discharge............................51
      Section 8.3 Covenant Defeasance.......................................51
      Section 8.4 Conditions To Legal Or Covenant Defeasance................52
      Section 8.5 Deposited Money And Government Obligations To Be Held
                     In Trust; Other Miscellaneous Provisions...............53
      Section 8.6 Repayment To Issuer.......................................53
      Section 8.7 Reinstatement.............................................54
      Section 8.8 Survival..................................................54
      Section 8.9 Satisfaction and Discharge of Indenture...................54

                              ARTICLE IX AMENDMENTS

      Section 9.1 Supplemental Indentures Without Consent of
                     Securityholders........................................54
      Section 9.2 Supplemental Indentures with Consent of Securityholders...56
      Section 9.3 Effect of Supplemental Indenture..........................57
      Section 9.4 Documents to Be Given to Trustee..........................58
      Section 9.5 Notation on Securities in Respect of Supplemental
                     Indentures.............................................58

                    ARTICLE X CONCERNING THE SECURITYHOLDERS

      Section 10.1 Evidence of Action Taken by Securityholders..............58
      Section 10.2 Proof of Execution of Instruments and of Holding of
                     Securities   58
      Section 10.3 Holders to be Treated as Owners..........................59
      Section 10.4 Securities Owned by Issuer Deemed Not Outstanding........59
      Section 10.5 Right of Revocation of Action Taken......................59
      Section 10.6 Record Date for Consents and Waivers.....................60

                            ARTICLE XI MISCELLANEOUS

      Section 11.1 Partners, Incorporators, Stockholders, Officers and
                     Directors of Issuer Exempt from Individual Liability...60
      Section 11.2 Provisions of Indenture for the Sole Benefit of
                     Parties and Holders of Securities......................60
      Section 11.3 Successors and Assigns of Issuer Bound by Indenture......60
      Section 11.4 Notices and Demands on Issuer, Trustee and Holders of
                     Securities.............................................60
      Section 11.5 Officers' Certificates and Opinions of Counsel;
                     Statements to Be Contained Therein.....................61
      Section 11.6 No Recourse Against Others...............................62
      Section 11.7 Payments Due on Saturdays, Sundays and Holidays..........62

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      Section 11.8 Conflict of Any Provision of Indenture with Trust
                     Indenture Act of 1939..................................62
      Section 11.9 GOVERNING LAW............................................62
      Section 11.10 Counterparts............................................63
      Section 11.11 Table of Contents; Headings.............................63


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EXHIBIT A   Form of the Initial Security
EXHIBIT B   Form of the Exchange Security
EXHIBIT C   Form of the Private Exchange Security


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                              CROSS-REFERENCE TABLE


TIA                                                      Indenture
Section                                                  Section

310(a)(1)          ......................................   7.9
   (a)(2)          ......................................   7.9
   (a)(3)          ......................................   N.A.
   (a)(4)          ......................................   N.A.
   (a)(5)          ......................................   7.9
   (b)             ......................................   7.8; 7.10(a), (b) and (d)
   (c)             ......................................   N.A.
311(a)             ......................................   7.13
   (b)             ......................................   7.13
   (c)             ......................................   N.A.
312(a)             ......................................   3.7 and 3.8(a)
   (b)             ......................................   3.8(a) and (b)(i) and (ii)
   (c)             ......................................   3.8(c)
313(a)             ......................................   3.10(a)
   (b)(1)          ......................................   N.A.
   (b)(2)          ......................................   3.10
   (c)             ......................................   3.10
   (d)             ......................................   3.10(b)
314(a)             ......................................   3.9
   (b)             ......................................   N.A.
   (c)(1)          ......................................  11.5
   (c)(2)          ......................................  11.5
   (c)(3)          ......................................   N.A.
   (d)             ......................................   N.A.
   (e)             ......................................  11.5
   (f)             ......................................   N.A.
315(a)             ......................................   7.1
   (b)             ......................................   6.11
   (c)             ......................................   7.1
   (d)             ......................................   7.1
   (e)             ......................................   6.12
316(a)(last sentence)....................................  10.4
   (a)(1)          ......................................   6.9 and 6.10
   (a)(2)          ......................................   N.A.
   (b)             ......................................   6.7
317(a)             ......................................   6.2
   (b)             ......................................   3.5(a)
318(a)             ......................................  11.8

     N.A. means Not Applicable.

Note: This Cross-Reference Table shall not, for any purpose, be deemed to be part of this Indenture.

            INDENTURE dated as of August 16, 2001, between Citizens Communications Company, a Delaware corporation (the "ISSUER"), and The Chase Manhattan Bank, a New York banking corporation, as Trustee.

            Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of (i) the Issuer's 6.375% Senior Notes Due 2004; (ii) the Issuer's 7.625% Senior Notes Due 2008; (iii) the Issuer's 9.00% Senior Notes Due 2031 issued on the date hereof (the "INITIAL SECURITIES"); (iv) if and when issued, additional 6.375% Senior Notes Due 2004 of the Issuer, 7.625% Senior Notes Due 2008 of the Issuer and 9.00% Senior Notes Due 2031 of the Issuer that may be offered from time to time subsequent to the Issue Date (the "ADDITIONAL SECURITIES"); (v) if and when issued pursuant to a Registered Exchange Offer from time to time for Initial Securities or any Additional Securities as provided in the Exchange and Registration Rights Agreement, dated August 16, 2001 (the "EXCHANGE AND REGISTRATION RIGHTS AGREEMENT"), the Issuer's 6.375% Senior Notes Due 2004, 7.625% Senior Notes Due 2008 and 9.00% Senior Notes Due 2031 (the "EXCHANGE NOTES"); and (vi) if and when issued pursuant to a private exchange from time to time for Initial Securities or any Additional Securities as provided in the Exchange and Registration Rights Agreement, the Issuer's 6.375% Senior Notes Due 2004, 7.625% Senior Notes Due 2008 and 9.00% Senior Notes Due 2031 (the "PRIVATE EXCHANGE NOTES").

                                   ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

            SECTION 1.1 DEFINITIONS. For all purposes of this Indenture and of any Indenture supplemental hereto, the following terms shall have the respective meanings specified in this Section 1.1 (except as otherwise expressly provided herein or in any indenture supplemental hereto or unless the context otherwise clearly requires).

            "Additional Securities" has the meaning ascribed to it in the second introductory paragraph of this Indenture.

            "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

            "Agent Members" shall have the meaning set forth in Section 2.1(d).

            "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Security, the rules and procedures of the Depositary that apply to such transfer.

            "Authenticating Agent" shall have the meaning set forth in Section 7.14.

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                                                                               2

            "Board of Directors" means, as to any Person, the board of directors of such Person or any committee thereof duly authorized to act on its behalf.

            "Board Resolution" means, with respect to any Person, one or more resolutions certified by the secretary or an assistant secretary of the Person to have been duly adopted by the Board of Directors and to be in full force and effect, and delivered to the Trustee.

            "Business Day" means, with respect to any Security, a day that (a) in the Place of Payment (or in any of the Places of Payment, if more than one) in which amounts are payable, as specified in the form of such Security, and (b) in the city in which the Corporate Trust Office is located, is not a Saturday or Sunday or a day on which banking institutions are authorized or required by law or regulation to close.

            "Capital Lease Obligations" means indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with generally accepted accounting principles. The amount of indebtedness will be the capitalized amount of the obligations determined in accordance with generally accepted accounting principles consistently applied.

            "Corporate Trust Office" means the office of the Trustee of a series of Securities at which the trust created by this Indenture shall, at any particular time, be principally administered, which office is, at the date as of which this Indenture is dated, located at 450 West 33 Street, New York, New York 10001.

            "Covenant Defeasance" shall have the meaning set forth in Section
8.3.

            "Debt" means any debt for borrowed money (including the Securities), capitalized lease obligations and purchase money obligations, or any guarantee of such debt, in any such case that would appear on the consolidated balance sheet of the Issuer as a liability.

            "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

            "Defaulted Interest" shall have the meaning set forth in Section
2.13.

            "Definitive Securities" means certificated Securities.

            "Dollars" and the sign "$" mean the coin and currency of the United States of America as at the time of the payment is legal tender for the payment of public and private debts.

            "DTC" or "Depositary" means The Depository Trust Company, its nominees and their respective successors and assigns, or such other depository institution hereafter appointed by the Issuer.

            "Event of Default" means any event or condition specified in Section 6.1.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

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                                                                               3


            "Exchange and Registration Rights Agreement" means (i) the Exchange and Registration Rights Agreement dated the Issue Date among the initial purchasers named therein and the Issuer, as the same may be amended, supplemented or modified from time to time and (ii) any similar exchange and/or registration rights agreement entered into with respect to any Additional Securities, as any such agreement may be amended, supplemented or modified from time to time.

            "Exchange Global Notes" shall have the meaning set forth in Section 2.1.

            "Exchange Notes" has the meaning ascribed to it in the second introductory paragraph of this Indenture.

            "Fiscal Year" means the fiscal year of the Issuer, which as on the date hereof ends on December 31.

            "Global Security" shall have the meaning set forth in Section 2.1.

            "Holder", "Securityholder" or other similar terms means in the case of any Security, the Person in whose name such Security is registered in the Note Register.

            "IAI" shall have the meaning set forth in Section 2.1.

            "Institutional Accredited Investor Global Note" shall have the meaning set forth in Section 2.1.

            "Indenture" means this instrument as originally executed and delivered and, if amended or supplemented as herein provided, as so amended or supplemented or both, including, for all purposes this instrument and any such supplement, respectively, and shall include the forms and terms of particular series of Securities established as contemplated hereunder.

            "Initial Securities" has the meaning ascribed to it in the second introductory paragraph of this Indenture.

            "Issue Date" means the date on which the Initial Securities are originally issued.

            "Issuer" means Citizens Communications Company or its successor.

            "Issuer Order" shall have the meaning set forth in Section 2.2.

            "Legal Defeasance" shall have the meaning set forth in Section 8.2.

            "Lien" means, with respect to any property or assets (including capital stock), any mortgage or deed of trust, pledge, lien, hypothecation, assignment, deposit arrangement, security interest, charge, easement or zoning restriction that materially impairs usefulness or marketablility, encumbrance, security arrangement, Capital Lease Obligation, conditional sale, any other agreement that has the same economic effect with respect to such property or assets (including capital stock) as any of the above, or any sale and leaseback transaction.

            "Non-U.S. Person" means a person who is not a U.S. person, as defined in Regulation S.

            "Note Register" means the register of Securities, maintained by the Registrar, pursuant to SECTION 2.3.

            "Officer" means the Chairman of the Board, any Vice Chairman of the Board, the President, the Chief Financial Officer, any Senior Vice President, any Vice President, the Treasurer or the Secretary of the Issuer.

            "Officers' Certificate" when used with respect to the Issuer, means a certificate signed by the chairman of the Board of Directors, the president, or any vice president and by the treasurer, any assistant treasurer, the controller, any assistant controller, the secretary or any assistant secretary of the Issuer. Each such certificate shall include the statements provided for in Section 11.5 if and to the extent required by the provisions of such Section 11.5.

            "Opinion of Counsel" means an opinion in writing signed by the chief counsel of the Issuer or by such other legal counsel who may be an employee of or counsel of the Issuer and who shall be reasonably acceptable to the Trustee. Each such opinion shall include the statements provided in Section 11.5 if and to the extent required by the provisions of such Section 11.5.

            "Original issue discount" of any debt security, including any Original Issue Discount Security, means the difference between the principal amount of such debt security and the initial issue price of such debt security (as set forth in the case of an Original Issue Discount Security on the face of such Security).

            "Original Issue Discount Security" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Article VI.

            "Outstanding" when used with reference to Security, shall, subject to the provisions of Section 10.4, mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except:

                  (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (b) Securities, or portions thereof, for the payment or redemption of which moneys or U.S. Government Obligations (as provided for in Section 8.1) in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer for the Holders of such Securities (if the Issuer shall act as its own paying agent ), provided that, if such Securities, or portions thereof, are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

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                                                                               5


                  (c) Securities which shall have been paid or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.8 (except with respect to any such Security as to which proof satisfactory to the Trustee is presented that such Security is held by a Person in whose hands such Security is a legal, valid and binding obligation of the Issuer).

            In determining whether the Holder of the requisite aggregate principal amount of Outstanding Securities of any or all series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the portion of the principal amount thereof that would be due and payable as of the date of such determination (as certified by the Issuer to the Trustee) upon a declaration of acceleration of the maturity thereof pursuant to Article VI.

            "Paying Agent" shall have the meaning set forth in Section 2.3.

            "Permitted Liens" means:

                  (a) Liens securing indebtedness and other obligations under the Issuer's senior bank financing and senior bank financing of its Restricted Subsidiaries including guarantees of indebtedness and other obligations under such senior bank financing up to 20% of the sum of total consolidated current assets and net property, plant and equipment of the Issuer as shown on or computed from the most recent quarterly or annual balance sheet filed by the Issuer with the Securities and Exchange Commission;

                  (b) Liens existing at the date of this Indenture;

                  (c) Liens that secure debt that a Restricted Subsidiary owes to the Issuer or to another Restricted Subsidiary;

                  (d) Liens on property (i) that secure the payment of the purchase price of such property or (ii) to secure debt incurred for development or improvement of such property; Liens on property, shares of stock or indebtedness of any entity that exists when (i) the Issuer acquires the property, (ii) it becomes a Restricted Subsidiary, (iii) is merged into or consolidated with the Issuer or a Restricted Subsidiary, or (iii) the Issuer or a Restricted Subsidiary acquires all or substantially all of the assets of the entity, provided that no such Lien extends to any other property of the Issuer or a Restricted Subsidiary; or Liens securing financings in amounts up to the value of assets, businesses and properties acquired by the Issuer or any Restricted Subsidiary after the date of this Indenture, or any lien upon any property to secure all or part of the cost of construction thereof or to secured debt incurred prior to, at the time of, or within twelve months after completion of such construction or the commencement of full operations thereof (whichever is later), to provide funds for such purpose;

                  (e) Liens on property to secure debt incurred for development or improvement of such property;

                  (f) Liens securing (i) nondelinquent performance of bids or contracts (exclusive of bids or contracts for borrowed money, obtaining of advances or credit or the securing of debt), (ii) contingent obligations on surety and appeal bonds and
(iii) other similar nondelinquent obligations, in each such case incurred in the ordinary course of business;

                  (g) Liens securing Capital Lease Obligations, provided that
(i) any such Lien attaches to the property within 270 days after the acquisition thereof and (ii) such Lien attaches solely to the property so acquired;

                  (h) Liens arising solely by virtue of any statutory or common law provision relating to banker's Liens, rights of set-off or similar rights and remedies as to deposit account or other funds, PROVIDED that such deposit account is not a dedicated cash collateral account and is not subject to restrictions against the Issuer's access in excess of those set forth by regulations promulgated by the Federal Reserve Board and such deposit account is not intended by the Issuer to provide collateral to the depository institution;

                  (i) pledges or deposits under worker's compensation laws, unemployment insurance laws or similar legislation;

                  (j) statutory and tax Liens for sums not yet due or delinquent or which are being contested or appealed in good faith by appropriate proceedings;

                  (k) Liens arising solely by operation of law and in the ordinary course of business, such as mechanics', materialmen's, warehousemen's and carriers' Liens and Liens of landlords or of mortgages of landlords on fixtures and movable property located on premises leased in the ordinary course of business;

                  (l) Liens on personal property (other than shares or debt of Restricted Subsidiaries) securing loans maturing in not more than one year or on accounts receivables in connection with a receivables financing program; and

                  (m) extensions, renewals or replacement of any of the Liens described above, if limited to all or any part of the same property securing the original Lien.

            "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof or any other entity.

            "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of and interest, if any, on the Securities of such series are payable as provided in Section 2.1(a) and
Section 2.3.

            "principal" of any Debt (including the Securities) means the principal amount of such Debt plus the premium, if any, on such Debt.

            "Private Exchange Notes" has the meaning ascribed to it in the second introductory paragraph of this Indenture.

            "Private Placement Legend" shall have the meaning set forth in
Section 2.1(c).

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                                                                               7


            "QIB" means any "qualified institutional buyer" (as defined in Rule
144A).

            "record date" shall have the meaning set forth in Section 2.13.

            "Redemption Date" means, with respect to any redemption of Securities, the date of redemption with respect thereto.

            "Registered Exchange Offer" means the offer which may be made by the Issuer pursuant to an Exchange and Registration Rights Agreement to exchange Initial Securities or Additional Securities for Exchange Notes.

            "Registrar" shall have the meaning set forth in Section 2.3.

            "Regulation S" means Regulation S under the Securities Act.

            "Regulation S Global Note" shall have the meaning set forth in
Section 2.1(a).

            "Regulation S Legend" shall have the meaning set forth in Section 2.1(c).

            "Resale Restriction Termination Date" shall have the meaning set forth in Section 2.5(a).

            "Responsible Officer", when used with respect to the Trustee of a series of Securities, means any officer of the Trustee with direct responsibility for the administration of the trust created by this Indenture.

            "Restricted Period" means the 40 consecutive days beginning on and including the later of (1) the day on which the Initial Securities are offered to Persons other than distributors (as defined in Regulation S) and (2) the Issue Date.

            "Restricted Securities Legend" means the Private Placement Legend set forth in clause (1) of SECTION 2.1(C) or the Regulation S Legend set forth in clause (2) of SECTION 2.1(C), as applicable.

            "Restricted Subsidiary" means, as of the date of this Indenture, all Subsidiaries of the Issuer. The Board of Directors of the Issuer or a duly authorized committee thereof may at any time re-designate a Restricted Subsidiary to be an Unrestricted Subsidiary; PROVIDED, HOWEVER, that immediately after giving effect to such re-designation, no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof. Any such designation or re-designation by the Board of Directors of the Issuer or a committee thereof will be evidenced to the Trustee by the filing with the Trustee of a certified copy of the resolution of the Board of Directors of the Issuer or a committee thereof giving effect to such designation or re-designation and an Officers' Certificate certifying that such designation or re-designation complied with the foregoing condition. The designation of any Subsidiary as an Unrestricted Subsidiary shall be deemed to include a designation of all Subsidiaries of such designated Subsidiary as Unrestricted Subsidiaries; PROVIDED, HOWEVER, that the ownership of the general partnership interest (or a similar member's interest in a limited liability company) by an Unrestricted Subsidiary shall not cause a Subsidiary of the Issuer of which more than 95% of the

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                                                                               8


equity interest is held by the Issuer or one or more Restricted Subsidiaries to be deemed an Unrestricted Subsidiary.

            "Rule 144A" means Rule 144A under the Securities Act.

            "Rule 144A Global Note" shall have the meaning set forth in Section 2.1(a).

            "SEC" means the Securities and Exchange Commission as from time to time constituted, created under the Exchange Act, or, if at any time after the execution and delivery of this Indenture the SEC is not existing and performing the duties now assigned to it under the TIA, then the body performing such duties on such date.

            "Security" or "Securities" means the collective reference to the Initial Securities, Additional Securities, Exchange Notes and Private Exchange Notes.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Securities Custodian" means the custodian with respect to the Global Security (as appointed by DTC), or any successor Person thereto and shall initially be The Chase Manhattan Bank.

            "Series" shall mean the Issuer's 6.375% Senior Notes Due 2004; the Issuer's 7.625% Senior Notes Due 2008 and/or the Issuer's 9.00% Senior Notes Due 2031, in any form of Global Security or in any other form.

            "Stated Maturity" means, with respect to any security, the date specified in such security as the fixed date on which the payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision, but shall not include any contingent obligations to repay, redeem or repurchase any such principal prior to the date originally scheduled for the payment thereof.

            "Subsidiary" means any corporation, limited liability company or other business entity of which more than 50% of the total voting power of the equity interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof or any partnership of which more than 50% of the partners' equity interests (considering all partners' equity interests as a single class) is, in each case, at the time owned or controlled, directly or indirectly, by the Issuer, one or more of the Subsidiaries of the Issuer, or combination thereof.

            "Successor" shall have the meaning set forth in Section 4.1.

            "TIA" or "Trust Indenture Act" means the Trust Indenture Act of 1939 (15 U.S.C.--77aaa-77bbbb), as amended by the Trust Indenture Reform Act of
1990, and as in force at the date as of which this Indenture is originally executed.

            "Trustee" means the Person identified as "Trustee" in the first paragraph hereof and, subject to the provisions of Article VII, shall also include any successor trustee. "Trustee" shall also means or include each Person who is then a trustee hereunder and, if at any time there

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                                                                               9


is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the trustee with respect to the Securities of such series.

            "Trust Officer" shall mean, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

            "Unrestricted Subsidiary" means every Subsidiary of the Issuer that is not a Restricted Subsidiary.

            "U.S. GAAP" means generally accepted accounting principles in the United States as have been approved by a significant segment of the U.S. accounting profession, which are in effect at the time of each application for purposes of determining compliance with Article III. For the purposes of this Indenture, the term "consolidated" with respect to any Person shall mean such Person consolidated with its Subsidiaries

            "U.S. Government Obligations" means non-callable, non-payable bonds, notes, bills or other similar obligations issued or guaranteed by the United States government or any agency thereof, the full and timely payment of which are backed by the full faith and credit of the United States.

            "Yield to Maturity" means the yield to maturity on a series of Securities, calculated at the time of issuance of such series, or, if applicable, at the most recent redetermination of interest on such series, and calculated in accordance with generally accepted financial practice or as otherwise provided in the terms of such Securities.

            SECTION 1.2 INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

            This Indenture is subject to the mandatory provisions of the TIA which are incorporated by reference in and made a part of this Indenture. The following TIA terms have the following meanings:'

            "Commission" means the SEC.

            "indenture securities" means the Securities.

            "indenture security holder" means a Securityholder.

            "indenture to be qualified" means this Indenture.

            "indenture trustee" or "institutional trustee" means the Trustee.

            "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

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                                                                              10


            All other TIA terms used in this Indenture that are defined by the TIA, defined in the TIA by reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions (except as otherwise expressly provided herein or in any indenture supplemental hereto or unless the context clearly requires.)

            SECTION 1.3 RULES OF CONSTRUCTION.

            Unless the context otherwise requires:

            (1) a term has the meaning assigned to it;

            (2) all accounting terms not otherwise defined have the meanings assigned to them in accordance with U.S. GAAP;

            (3) "or" is not exclusive;

            (4) "including" means including without limitation;

            (5) words in the singular include the plural and words in the plural include the singular; and

            (6) the principal amount of any noninterest bearing or other discount security at any date shall be the principal amount thereof that would be shown on a balance sheet of the issuer dated such date prepared in accordance with U.S. GAAP.

                                   ARTICLE II

                                 THE SECURITIES

            SECTION 2.1 FORM, DATING AND TERMS.

            (a) The Initial Securities and the Additional Securities shall be in substantially the form set forth in EXHIBIT A hereto, which is hereby incorporated by reference and made a part of this Indenture, the Exchange Notes shall be in substantially the form set forth in EXHIBIT B hereto, which is hereby incorporated by reference and made a part of this Indenture and the Private Exchange Notes shall be in substantially the form set forth in EXHIBIT C hereto, which is hereby incorporated by reference and made a part of this Indenture.

            Initial Securities and Additional Securities offered and sold to QIBs in the United States of America in reliance on Rule 144A will be issued initially in the form of a permanent global Security, including appropriate legends as set forth in SECTION 2.1(C) below (a "RULE 144A GLOBAL NOTE"), deposited with the Securities Custodian, duly executed by the Issuer and authenticated by the Trustee as hereinafter provided. A Rule 144A Global Note may be represented by more than one certificate, if so required by DTC's rules regarding the maximum principal amount to be represented by a single certificate. The aggregate principal amount of a Rule 144A Global Note may from time to time be increased or decreased by adjustments made on the records of the Securities Custodian or its nominee, as hereinafter provided.

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                                                                              11


            Initial Securities and Additional Securities offered, sold and resold outside the United States of America to Persons other than U.S. Persons (as defined in Regulation S) in reliance on Regulation S will be issued initially in the form of a permanent global Security, including appropriate legends as set forth in SECTION 2.1(C) below (the "REGULATION S GLOBAL NOTE"), deposited with the Securities Custodian, duly executed by the Issuer and authenticated by the Trustee as hereinafter provided. A Regulation S Global Note may be represented by more than one certificate, if so required by DTC's rules regarding the maximum principal amount to be represented by a single certificate. The aggregate principal amount of a Regulation S Global Note may from time to time be increased or decreased by adjustments made on the records of the Securities Custodian or its nominee, as hereinafter provided.

            Initial Securities or Additional Securities resold after an initial resale thereof to QIBs in reliance on Rule 144A or an initial resale thereof in reliance on Regulation S to institutional "accredited investors" (as defined in Rules 501(a)(1), (2), (3) or (7) under the Securities Act) who are not QIBs ("IAIS") in the United States of America in accordance with the procedure described herein will be initially issued in the form of a permanent global Security (an "INSTITUTIONAL ACCREDITED INVESTOR GLOBAL NOTE") deposited with the Securities Custodian, duly executed by the Issuer and authenticated by the Trustee as hereinafter provided. An Institutional Accredited Investor Global Note may be represented by more than one certificate, if so required by DTC's rules regarding the maximum principal amount to be represented by a single certificate. The aggregate principal amount of an Institutional Accredited Investor Global Note may from time to time be increased or decreased by adjustments made on the records of the Securities Custodian or its nominee, as hereinafter provided.

            Exchange Notes exchanged for interests in a Rule 144A Global Note, a Regulation S Global Note or an Institutional Accredited Investor Note will be issued initially in the form of a permanent global Security, deposited with the Securities Custodian as hereinafter provided, including the appropriate legend set forth in SECTION 2.1(C) below (an "EXCHANGE GLOBAL NOTE"). An Exchange Global Note may be represented by more than one certificate, if so required by DTC's rules regarding the maximum principal amount to be represented by a single certificate.

            The Private Exchange Notes exchanged for interests in a Rule 144A Global Note, a Regulation S Global Note or an Institutional Accredited Investor Note will be issued initially in the form of a permanent global Security, deposited with the Securities Custodian as hereinafter provided, including the appropriate legend set forth in SECTION 2.1(C) below (a "PRIVATE EXCHANGE GLOBAL NOTE"). A Private Exchange Global Note may be represented by more than one certificate, if so required by DTC's rules regarding the maximum principal amount to be represented by a single certificate.

            The Rule 144A Global Notes, the Regulation S Global Notes, the Institutional Investor Global Notes, the Exchange Global Notes and the Private Exchange Global Notes are sometimes collectively herein referred to as the "GLOBAL SECURITIES."

            Except as described in the succeeding two sentences, the principal of and interest on the Securities shall be payable at the office or agency of the Issuer maintained for such purpose in The City of New York, or at such other office or agency of the Issuer as may be

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                                                                              12


maintained for such purpose pursuant to SECTION 2.3; PROVIDED, HOWEVER, that, at the option of the Issuer, each installment of interest may be paid by check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Note Register. Payments in respect of Securities represented by a Global Security (including principal and interest) will be made by wire transfer of immediately available funds to the accounts specified by DTC. Payments in respect of Securities represented by Definitive Securities (including principal and interest) held by a Holder of at least $1,000,000 aggregate principal amount of Securities represented by Definitive Securities will be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

            The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage, in addition to those set forth in SECTION 2.1(C) below. The Issuer and the Trustee shall approve the forms of the Securities and any notation, endorsement or legend on them. Each Security shall be dated the date of its authentication. The terms of the Securities set forth in EXHIBIT A, EXHIBIT B and EXHIBIT C are part of the terms of this Indenture and, to the extent applicable, the Issuer and the Trustee, by their execution and delivery of this Indenture, expressly agree to be bound by such terms.

            Notwithstanding anything to the contrary, there is no sinking fund.

                  (b) DENOMINATIONS. The Securities shall be issuable only in fully registered form, without coupons, and only in denominations of $1,000 and any integral multiple thereof.

                  (c) RESTRICTIVE LEGENDS. The following legends shall appear on the face of all Global Securities and Definitive Securities issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture:

                  (i) Each Rule 144A Global Note, Institutional Accredited Investor Global Note and Private Exchange Global Note shall bear the following legend (the "PRIVATE PLACEMENT LEGEND") on the face thereof:

      "THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

      THE HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, AGREES, ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED NOTES, TO OFFER, SELL OR OTHERWISE TRANSFER

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                                                                              13


      SUCH NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A,
      (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, PROVIDED THAT PRIOR TO SUCH TRANSFER, THE TRANSFEROR FURNISHES TO THE COMPANY AND THE TRUSTEE A CERTIFICATE CONTAINING CERTAIN REPRESENTATIONS RELATING TO THE PROPOSED TRANSFER BEING EFFECTED PURSUANT TO AND IN ACCORDANCE WITH REGULATION S (THE FORM OF WHICH CERTIFICATE CAN BE OBTAINED FROM THE TRUSTEE), (E) INSIDE THE UNITED STATES, TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a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

                  (ii) Each Regulation S Global Note shall bear the following legend (the "REGULATION S LEGEND") on the face thereof:

      "THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR

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                                                                              14


      THE ACCOUNT OR BENEFIT OF U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT ("REGULATION S"), AND (2) BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A,
      (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S, PROVIDED THAT PRIOR TO SUCH TRANSFER, THE TRANSFEROR FURNISHES TO THE COMPANY AND THE TRUSTEE A CERTIFICATE CONTAINING CERTAIN REPRESENTATIONS RELATING TO THE PROPOSED TRANSFER BEING EFFECTED PURSUANT TO AND IN ACCORDANCE WITH REGULATION S (THE FORM OF WHICH CERTIFICATE CAN BE OBTAINED FROM THE TRUSTEE), (E) INSIDE THE UNITED STATES, TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a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                                                                              15


      AND INCLUDING THE LATER OF (A) THE DAY ON WHICH THE NOTES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND (B) THE DATE OF THE CLOSING OF THE ORIGINAL OFFERING. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT."

                  (iii) The Global Securities shall bear the following legend on the face thereof:

      "UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THIS NOTE IS HELD BY DTC OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE SECURITIES CUSTODIAN MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.1 OF THE INDENTURE, (II) THIS NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.12 OF THE INDENTURE AND (III) THIS NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

            (d) BOOK-ENTRY PROVISIONS.

                  (i) This SECTION 2.1(D) shall apply only to Global Securities deposited with the Securities Custodian.

                  (ii) Each Global Security initially shall (x) be registered in the name of DTC or the nominee of DTC, (y) be delivered to the Trustee as custodian for DTC and (z) bear legends as set forth in SECTION 2.1(C).

                  (iii) Members of, or participants in, DTC ("AGENT MEMBERS") shall have no rights under this Indenture with respect to any Global Security held on their behalf by DTC or by the Trustee as the custodian of DTC or under such Global Security, and DTC may be treated by the Issuer, the Trustee and any agent of the Issuer or the Trustee as the absolute owner of such Global Security for all purposes whatsoever.

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                                                                              16


      Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Trustee or any agent of the Issuer or the Trustee from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and its Agent Members, the operation of customary practices of DTC governing the exercise of the rights of a Holder of a beneficial interest in any Global Security.

                  (iv) Beneficial interests in any Global Note may be transferred to persons who take delivery thereof in the form of a beneficial interest in a Global Note. No written orders or instructions shall be required to be delivered to the Registrar to register the transfers described in this SECTION 2.1(D)(IV).

                  (v) In connection with all transfers and exchanges of beneficial interests that are not subject to SECTION 2.1(D) (IV) above, the transferor of such beneficial interest must deliver to the Depositary either (1) (A) a written order from a participant or an indirect participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in the Global Note, or in another Global Note in the case of an exchange, in an amount equal to the beneficial interest to be transferred or exchanged and (B) instructions given in accordance with the Applicable Procedures containing information regarding the participant account to be credited with such increase or (2) (A) a written order from a participant or an indirect participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Note in an amount equal to the beneficial interest to be transferred or exchanged and (B) instructions given by the Depositary to the Registrar containing information regarding the person in whose name such Definitive Note shall be registered to effect the transfer or exchange referred to in (A) above. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in the Indenture and the Notes or otherwise applicable under the Securities Act, the Custodian shall adjust the principal amount of the relevant Global Note(s) pursuant to Section 2.1(f) hereof. The registered Holder of a Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

                  (e)   DEFINITIVE SECURITIES.

                  (i) Except as provided below, owners of beneficial interests in Global Securities will not be entitled to receive Definitive Securities. If required to do so pursuant to any applicable law or regulation, beneficial owners may obtain Definitive Securities in exchange for their beneficial interests in a Global Security upon written request in accordance with DTC's and the Registrar's procedures. In addition, Definitive Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in a Global Security if (a) DTC notifies the Issuer that it is unwilling or unable to continue as depositary for such Global Security or DTC ceases to be a clearing agency registered under the Exchange Act, at a time when DTC is required to be so registered in order to act as depositary, and in each case a successor depositary is not appointed by the Issuer within 90 days of such notice,
      (b) the Issuer executes and delivers to the Trustee and Registrar an Officers' Certificate stating that such Global Security shall be so exchangeable or (c) an Event of Default has occurred and is continuing.

                  (ii) Any Definitive Security delivered in exchange for an interest in a Global Security pursuant to SECTION 2.1(D)(IV) or (V) shall, except as otherwise provided by SECTION 2.5(C), bear the applicable legend regarding transfer restrictions applicable to the Definitive Security set forth in SECTION 2.1(C).

                  (f)   Cancellation and/or Adjustments of Global Notes.

            At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note shall be returned to or retained and canceled by the Trustee in accordance with Section 2.12 of the Indenture. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Securities Custodian at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Securities Custodian at the direction of the Trustee to reflect such increase.

            SECTION 2.2 EXECUTION AND AUTHENTICATION. One Officer shall sign the Securities for the Issuer by manual or facsimile signature. If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

            A Security shall not be valid until an authorized signatory of the Trustee manually authenticates the Security. The signature of the Trustee on a Security shall be conclusive evidence that such Security has been duly and validly authenticated and issued under this Indenture. A Security shall be dated the date of its authentication.

            At any time and from time to time after the execution and delivery of this Indenture, the Trustee shall authenticate and make available for delivery: (1) Initial Securities for original issue on the Issue Date initially in an aggregate principal amount of $1,750,000,000, (2) if and when issued, the Additional Securities, (3) Exchange Notes for issue pursuant to the Exchange and Registration Rights Agreement in exchange for Initial Securities or Additional Securities of an equal principal amount and (4) Private Exchange Notes for issue pursuant to the Exchange and Registration Rights Agreement in exchange for Initial Securities or Additional Securities in each case upon a written order of the Issuer signed by an Officer of the Issuer (the "ISSUER ORDER"). Such Issuer Order shall specify the amount of each such series of Securities to be authenticated and the date on which the original issue of such Securities is to be authenticated and whether the Securities are to be Initial Securities, Additional Securities, Exchange Notes or

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                                                                              18


Private Exchange Notes. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $1,750,000,000 principal amount of Initial Securities and such additional principal amount of Additional Securities as may be authorized from time to time by resolution adopted by the Company's Board of Directors, except for Securities authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Securities pursuant to SECTION 2.5, SECTION 2.8, SECTION 2.10, SECTION
5.2 and SECTION 9.5 and except for Exchange Notes and Private Exchange Notes. All Securities of each maturity issued on the Issue Date and all Additional Securities of each such Security shall be identical in all respects other than issue dates, the date from which interest accrues and any changes relating thereto. Notwithstanding anything to the contrary contained in this Indenture, the Holders of all Securities of the same maturity issued under this Indenture shall vote and consent together on all matters as one class.

            SECTION 2.3 REGISTRAR AND PAYING AGENT. The Issuer shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where Securities may be presented for payment (the "Paying Agent"). The Issuer shall cause each of the Registrar and the Paying Agent to maintain an office or agency in the Borough of Manhattan, The City of New York. The Registrar shall keep a register of the Securities and of their transfer and exchange (the "Note Register"). The Issuer may have one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent.

            The Issuer shall enter into an appropriate agency agreement with any Registrar, Paying Agent or co-registrar not a party to this Indenture, which shall incorporate the terms of the TIA. The agreement shall implement the provisions of this Indenture that relate to such agent. The Issuer shall notify the Trustee of the name and address of each such agent. If the Issuer fails to maintain a Registrar or Paying Agent, the Trustee upon receipt of an Issuer Order to such effect shall act as such and shall be entitled to appropriate compensation therefor pursuant to SECTION 7.6. The Issuer or any of its Subsidiaries may act as Paying Agent, Registrar, co-registrar or transfer agent.

            The Issuer initially appoints DTC to act as depository with respect to the Global Securities. The Trustee is authorized to enter into a letter of representations with DTC in the form provided to the Trustee by the Issuer and to act in accordance with such letter.

            The Issuer initially appoints the Trustee as Registrar and Paying Agent for the Securities.

            SECTION 2.4 SECURITYHOLDER LISTS. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders and shall otherwise comply with TIA ss. 312(a). If the Trustee is not the Registrar, or to the extent otherwise required under the TIA, the Issuer shall furnish to the Trustee, in writing at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders and the Issuer shall otherwise comply with TIA ss.312(a).

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                                                                              19


            SECTION 2.5 TRANSFER AND EXCHANGE. (a) The following provisions shall apply with respect to any proposed transfer of a beneficial interest in a Rule 144A Global Note or in an Institutional Accredited Investor Global Note or any Definitive Security issued in exchange therefor prior to the date which is two years after the later of the date of its original issue and the last date on which the Issuer or any Affiliate of the Issuer was the owner of such Securities (or any predecessor thereto) (the "Resale Restriction Termination Date"):

                  (i) a transfer thereof to a QIB in reliance on Rule 144A shall be made upon the representation of the transferee in the form as set forth on the reverse of the Security that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the proposed transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;

                  (ii) a transfer thereof to an IAI shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in SECTION 2.6 from the proposed transferee and, if requested by the Issuer or the Trustee, the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them; and

                  (iii) a transfer thereof to a Non-U.S. Person in reliance on Regulation S shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in SECTION 2.7 from the proposed transferee and, if requested by the Issuer or the Trustee, the delivery of an Opinion of Counsel, certification and/or other information satisfactory to each of them.

                  (b) The following provisions shall apply with respect to any proposed transfer of a beneficial interest in a Regulation S Global Note or any Definitive Securities issued in exchange therefor prior to the expiration of the Restricted Period:

                  (i) a transfer thereof to a QIB in reliance on Rule 144A shall be made upon the representation of the transferee, in the form of assignment set forth on the reverse of the Securities, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the proposed transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;

                  (ii) a transfer thereof to an IAI shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in SECTION 2.6 from

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                                                                              20


      the proposed transferee and, if requested by the Issuer or the Trustee, the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them; and

                  (iii) a transfer thereof to a Non-U.S. Person in reliance on Regulation S shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in SECTION 2.7 hereof from the proposed transferee and, if requested by the Issuer or the Trustee, receipt by the Trustee or its agent of an Opinion of Counsel, certification and/or other information satisfactory to each of them.

            After the expiration of the Restricted Period, beneficial interests in the Regulation S Global Note or Definitive Securities issued in exchange therefor may be transferred without requiring the certification set forth in
SECTION 2.6 or SECTION 2.7 or any additional certification.

                  (c) RESTRICTED SECURITIES LEGEND. Upon the transfer, exchange or replacement of Securities not bearing a Restricted Securities Legend, the Registrar shall deliver Securities that do not bear a Restricted Securities Legend. Upon the transfer, exchange or replacement of Securities bearing a Restricted Securities Legend, the Registrar shall deliver only Securities that bear a Restricted Securities Legend unless such Securities are Exchange Notes issued in a Registered Exchange Offer or are otherwise sold under an effective registration statement under the Securities Act or there is delivered to the Registrar an Opinion of Counsel to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

                  (d) The Registrar shall retain copies of all letters, notices and other written communications received pursuant to SECTION 2.1 or this
SECTION 2.5. The Issuer shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable prior written notice to the Registrar.

            (e) OBLIGATIONS WITH RESPECT TO TRANSFERS AND EXCHANGES OF
SECURITIES.

                  (i) To permit registrations of transfers and exchanges, the Issuer shall, subject to the other terms and conditions of this ARTICLE II, execute, and the Trustee shall authenticate, Definitive Securities and Global Securities at the Registrar's or co-registrar's request.

                  (ii) No service charge shall be made to a Holder for any registration of transfer or exchange, but the Issuer may require from a Holder payment of a sum sufficient to cover any transfer tax, assessments or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charges payable upon exchange or transfer pursuant to SECTION 2.5).

                  (iii) The Registrar or co-registrar shall not be required (A) to issue, to register the transfer of or to exchange any Security during a period beginning at the opening of 15 days before the day of any selection of Securities for redemption and ending at the close of business on the day of selection, (B) to register the transfer of or to exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (C) to register the transfer of or to exchange a Security between a record date and the next succeeding interest payment date.

                  (iv) Prior to the due presentation for registration of transfer of any Security, the Issuer, the Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Issuer, the Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

                  (v) Any Definitive Security delivered in exchange for an interest in a Global Security pursuant to SECTION 2.1(D) shall, except as otherwise provided by SECTION 2.5(C), bear the applicable legend regarding transfer restrictions applicable to the Definitive Security set forth in
      SECTION 2.1(C).

                  (vi) All Securities issued upon any transfer or exchange pursuant to the terms of this Indenture shall evidence the same debt and shall be entitled to the same benefits under this Indenture as the Securities surrendered upon such transfer or exchange.

                  (f) NO OBLIGATION OF THE TRUSTEE.

                  (i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a participant in, DTC or other Person with respect to the accuracy of the records of DTC or its nominee or of any participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than DTC) of any notice (including any notice of redemption) or the payment of any amount or delivery of any Securities (or other security or property) under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders in respect of the Securities shall be given or made only to or upon the order of the registered Holders (which shall be DTC or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through DTC subject to the applicable rules and procedures of DTC. The Trustee may rely and shall be fully protected in relying upon information furnished by DTC with respect to its members, participants and any beneficial owners.

                  (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among DTC participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

            SECTION 2.6 FORM OF CERTIFICATE TO BE DELIVERED IN CONNECTION WITH TRANSFERS TO INSTITUTIONAL ACCREDITED INVESTORS.

                                                      [Date]

Citizens Communications Company
c/o The Chase Manhattan Bank
450 West 33rd Street
New York, New York  10001
Attention:  Institutional Trust Services

Ladies and Gentlemen:

            This certificate is delivered to request a transfer of $_________ principal amount of the ___% Senior Notes Due 20__ (the "Notes") of Citizens Communications Company (the "Issuer").

            Upon transfer, the Notes would be registered in the name of the new beneficial owner as follows:

            Name: ___________________________________

            Address: ________________________________

            Taxpayer ID Number: _____________________

            The undersigned represents and warrants to you that:

            1. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "SECURITIES ACT")) purchasing for our own account or for the account of such an institutional "accredited investor" at least $250,000 principal amount of the Notes, and we are acquiring the Notes not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risk of our investment in the Notes and we invest in or purchase securities similar to the Notes in the normal course of our business. We and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

            2. We understand that the Notes have not been registered under the Securities Act and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Notes to offer, sell or otherwise transfer such Notes prior to the date which is two years after the later of the date of original issue and the last date on which the Issuer or any affiliate of the Issuer was the owner of such Notes (or any predecessor thereto) (the "RESALE RESTRICTION TERMINATION DATE") only (a) to the Issuer, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) in a transaction complying with the requirements of Rule 144A under the Securities Act ("RULE 144A"), to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act, (e) to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2),
(3) or (7) under the Securities Act that is purchasing for its own account or for the account of such an institutional "accredited investor," in each case in a minimum principal amount of Notes of $250,000 or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and in compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Notes is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Issuer and the Trustee, which shall provide, among other things, that the transferee is an institutional "accredited investor" (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act) that is acquiring such Notes for investment purposes and not for distribution in violation of the Securities Act. Each purchaser acknowledges that the Issuer and the Trustee reserve the right prior to any offer, sale or other transfer prior to the Resale Restriction Termination Date of the Notes pursuant to clauses (d), (e) or (f) above to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Issuer and the Trustee.

                                          TRANSFEREE:______________________

                                          BY:________________________________

            SECTION 2.7 FORM OF CERTIFICATE TO BE DELIVERED IN CONNECTION WITH TRANSFERS PURSUANT TO REGULATION S.

                                                      [Date]

Citizens Communications Company
c/o The Chase Manhattan Bank
450 West 33rd Street
New York, New York  10001
Attention:  Institutional Trust Services

            Re:   Citizens Communications Company
                  % Senior Notes Due 20 (the "Securities")
                  ----------------------------------------

Ladies and Gentlemen:

            In connection with our proposed sale of $________ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with

Regulation S under the United States Securities Act of 1933, as amended (the "SECURITIES ACT"), and, accordingly, we represent that:

                  (a) the offer of the Securities was not made to a person in the United States;

                  (b) either (i) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or
(ii) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

                  (c) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(a)(2) or Rule 904(a)(2) of Regulation S, as applicable; and

                  (d) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

            In addition, if the sale is made during a distribution compliance period and the provisions of Rule 903(b)(2) or Rule 904(b)(1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(b)(2) or Rule 904(b)(1), as the case may be.

            You and the Issuer are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

            Very truly yours,

            [Name of Transferor]


            By:____________________________

            _______________________________
                  Authorized Signature

            SECTION 2.8 MUTILATED, DESTROYED, LOST OR STOLEN SECURITIES. If a mutilated Security is surrendered to the Registrar or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Issuer shall issue if the requirements of Section 8-405 of the Uniform Commercial Code are met and the Holder satisfies any other reasonable requirements of the Trustee, and the Trustee shall authenticate a replacement Security. If required by the Trustee or the Issuer, such Holder shall furnish an indemnity bond sufficient in the judgment of the Issuer and the Trustee to protect the Issuer, the Trustee, the Paying Agent, the Registrar and any co-registrar from any loss which any of them may suffer if a Security is replaced, and, in the absence of notice to the Issuer or the Trustee that such Security has been acquired by a bona fide purchaser, the Issuer shall execute and upon Issuer Order the Trustee shall authenticate and make available for delivery, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

            In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Security, pay such Security.

            Upon the issuance of any new Security under this Section, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) in connection therewith.

            Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Issuer and any other obligor upon the Securities, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

            The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

            SECTION 2.9 OUTSTANDING SECURITIES. Securities deemed outstanding at any time shall be all Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation and those described in this Section as not outstanding. A Security ceases to be outstanding in the event the Issuer or a Subsidiary holds the Security, PROVIDED, HOWEVER, that (i) for purposes of determining which are outstanding for consent or voting purposes hereunder, Securities shall cease to be outstanding in the event the Issuer or an Affiliate of the Issuer holds the Security and (ii) in determining whether the Trustee shall be protected in making a determination whether the Holders of the requisite principal amount of outstanding Securities are present at a meeting of Holders of Securities for quorum purposes or have consented to or voted in favor of any request, demand, authorization, direction, notice, consent, waiver, amendment or modification hereunder, or relying upon any such quorum, consent or vote, only Securities which a Trust Officer of the Trustee actually knows to be held by the Issuer or an Affiliate of the Issuer shall not be considered outstanding.

            If a Security is replaced pursuant to SECTION 2.8, it ceases to be outstanding unless the Trustee and the Issuer receive proof satisfactory to them that the replaced Security is held by a bona fide purchaser.

            If the Paying Agent segregates and holds in trust, in accordance with this Indenture, on a Redemption Date or maturity date money sufficient to pay all principal and interest payable on that date with respect to the Securities (or portions thereof) to be redeemed or maturing, as the case may be, and the Paying Agent is not prohibited from paying such money to the Securityholders on that date pursuant to the terms of this Indenture, then on and after that date such Securities (or portions thereof) cease to be outstanding and interest on them ceases to accrue.

            SECTION 2.10 TEMPORARY SECURITIES. Until Definitive Securities are ready for delivery, the Issuer may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of Definitive Securities but may have variations that the Issuer considers appropriate for temporary Securities (but which shall not affect the rights, duties or liabilities of the Trustee). Without unreasonable delay, the Issuer shall prepare and the Trustee shall authenticate Definitive Securities. After the preparation of Definitive Securities, the temporary Securities shall be exchangeable for Definitive Securities upon surrender of the temporary Securities at any office or agency maintained by the Issuer for that purpose and such exchange shall be without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Issuer shall execute, and the Trustee shall authenticate and make available for delivery in exchange therefor, one or more Definitive Securities representing an equal principal amount of Securities. Until so exchanged, the Holder of temporary Securities shall in all respects be entitled to the same benefits under this Indenture as a holder of Definitive Securities.

            SECTION 2.11 [INTENTIONALLY LEFT BLANK]

            SECTION 2.12 CANCELLATION. The Issuer at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel and return to the Issuer all Securities surrendered for registration of transfer, exchange, payment or cancellation. The Issuer may not issue new Securities to replace Securities it has paid or delivered to the Trustee for cancellation for any reason other than in connection with a transfer or exchange.

            SECTION 2.13 PAYMENT OF INTEREST; DEFAULTED INTEREST. The Person in whose name any Security of any series is registered at the close of business on any record date applicable to a particular series with respect to any interest payment date for such series shall be entitled to receive the interest, if any, payable on such interest payment date notwithstanding any transfer or exchange of such Security subsequent to the record date and prior to such interest payment date, except if and to the extent the Issuer shall default in the payment of the interest due on such interest payment date for such series ("Defaulted Interest"), in which case such Defaulted Interest shall be paid to the Persons in whose names Outstanding Securities for such series are registered
(a) at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such Defaulted Interest) established by notice given by mail by or on behalf of the Issuer to the Holders of Securities not less than 15 days preceding such subsequent record date or (b) as determined by such other procedure as is mutually acceptable to the Issuer and the Trustee. The term "record date" as used with respect to any interest payment date (except a date for payment of Defaulted Interest) for the Securities of any series shall mean the date specified as such in the terms of the Securities, if no such date is so established, if such interest payment date is the first day of a calendar month, the fifteenth day of the next preceding calendar month or, if such interest payment date is the fifteenth day of a calendar month, the first day or such calendar month, whether or not such record date is a Business Day.

            SECTION 2.14 COMPUTATION OF INTEREST. Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

            SECTION 2.15 CUSIP AND ISIN NUMBERS. The Issuer in issuing the Securities may use "CUSIP" and "ISIN" numbers (if then generally in use) and, if so, the Trustee shall use "CUSIP" and "ISIN" numbers in notices of redemption as a convenience to Holders; PROVIDED, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such CUSIP or ISIN numbers. The Issuer shall promptly notify the Trustee of any change in the CUSIP and ISIN numbers.

                                   ARTICLE III

                                    COVENANTS

            SECTION 3.1 PAYMENT OF PRINCIPAL AND INTEREST. The Issuer covenants and agrees that it will duly and punctually pay or cause to be paid the principal of, premium, if any, and interest, if any, on each of the Securities at the place, at the respective times and in the manner provided in the Securities.

            SECTION 3.2 OFFICES FOR NOTICES AND PAYMENTS, ETC. So long as any of the Securities are Outstanding, the Issuer will maintain in each Place of Payment, an office or agency where the Securities may be presented for payment, an office or agency where the Securities may be presented for registration of transfer and for exchange as provided in this Indenture, and an office or agency where notices and demands to or upon the Issuer in respect of the Securities or of this Indenture may be served. In case the Issuer shall at any time fail to maintain any such office or agency, or shall fail to give notice to the Trustee of any change in the location thereof, presentation may be made and notice and demand may be served in respect of the Securities or of this Indenture at the Corporate Trust Office. The Issuer hereby initially designates the Corporate Trust Office for each such purpose and appoints the Trustee as Registrar and Paying Agent and as the agent upon whom notices and demands may be served with respect to the Securities.

            SECTION 3.3 NO INTEREST EXTENSION. In order to prevent any accumulation of claims for interest after maturity thereof, the Issuer will not directly or indirectly extend or consent to the extension of the time for the payment of any claim for interest on any of the Securities and will not directly or indirectly be a party to or approve any such arrangement by the purchase or funding of said claims or in any other manner; provided, however, that this
Section 3.3 shall not apply in any case where an extension shall be made pursuant to a plan proposed by the Issuer to the Holders of all Securities then Outstanding.

            SECTION 3.4 APPOINTMENTS TO FILL VACANCIES IN TRUSTEE'S OFFICE. The Issuer, whenever necessary to avoid or fill a vacancy in the office of the Trustee, will appoint, in the manner provided in Section 7.10, a Trustee, so that there shall at all times be a Trustee hereunder.

            SECTION 3.5 PROVISION AS TO PAYING AGENT.

                  (a) If the Issuer shall appoint a paying agent other than the Trustee, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such paying agent shall agree with the Trustee, subject to the provisions of this SECTION 3.5,

            (1) that it will hold all sums held by it as such paying agent for the payment of the principal of or interest, if any, on the Securities (whether such sums have been paid to it by the Issuer or by any other obligor on the Securities) in trust for the benefit of the Holders of the Securities and the Trustee; and

            (2) that it will give the Trustee notice of any failure by the Issuer (or by any other obligor on the Securities) to make any payment of the principal of, premium, if any, or interest, if any, on the Securities when the same shall be due and payable; and

            (3) that it will, at any time during the continuance of any such failure, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such paying agent.

                  (b) If the Issuer shall act as its own Paying Agent, it will, on or before each due date of the principal of or interest, if any, on the Securities, set aside, segregate and hold in trust for the benefit of the Holders of the Securities a sum sufficient to pay such principal, premium, if any, or interest, if any, so becoming due and will notify the Trustee of any failure to take such action and of any failure by the Issuer (or by any other obligor under the Securities) to make any payment of the principal of, premium, if any, or interest, if any, on the Securities when the same shall become due and payable.

                  (c) Anything in this SECTION 3.5 to the contrary notwithstanding, the Issuer may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by it, or any Paying Agent hereunder, as required by this SECTION 3.5, such sums to be held by the Trustee upon the trusts herein contained.

                  (d) Anything in this SECTION 3.5 to the contrary notwithstanding, any agreement of the Trustee or any Paying Agent to hold sums in trust as provided in this SECTION 3.5 is subject to SECTIONS 8.3 and 8.4.

                  (e) Whenever the Issuer shall have one or more Paying Agents, it will, on or before each due date of the principal of or interest, if any, on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal, premium, if any, or interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium, if any, or interest, if any, and (unless such paying agent is the Trustee) the Issuer will promptly notify the Trustee of its action or failure so to act.

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                                                                              29


            SECTION 3.6 LIMITATION ON LIENS. The Issuer will not and will not cause or permit any Restricted Subsidiary to, create, incur, assume or suffer to exist any Liens, other than Permitted Liens, on any of its property or assets (which includes capital stock), unless contemporaneously therewith or prior thereto all payments due under the Indenture and the Securities are secured on an equal and ratable basis with the obligation or liability so secured until such time as such obligation or liability is no longer secured by a Lien. This
Section 3.6 will not apply to secured debt that the Issuer or its Restricted Subsidiaries may issue, assume or guarantee or permit to exist up to 10% of the value of the consolidated total assets of the Issuer as shown on or computed from the most recent quarterly or annual balance sheet filed by the Issuer with the SEC.

            SECTION 3.7 ISSUER TO FURNISH TRUSTEE INFORMATION AS TO NAMES AND ADDRESSES OF SECURITYHOLDERS. The Issuer and any other obligor on the Securities covenant and agree that they will furnish or cause to be furnished to the Trustee a list in such form as to the Trustee may reasonably require of the names and addresses of the Holders of the Registered Securities of each series:

                  (a) semiannually and not more than 15 days after each February 1 and August 1; and

                  (b) at such other times as the Trustee may request in writing, within 15 days after receipt by the Issuer of any such request, PROVIDED that if and so long as the Trustee shall be the registrar for such series, such list shall not be required to be furnished.

            SECTION 3.8 PRESERVATION AND DISCLOSURE OF SECURITYHOLDERS LISTS.

                  (a) The Trustee shall preserve, in as current a form as in reasonably practicable, all information as to the names and addresses of the Holders of such series of Securities (i) contained in the most recent list furnished to it as provided in Section 3.7, and (ii) received by it in the capacity of Registrar or Paying Agent for such series, if so acting. The Trustee may destroy any list furnished to it as provided in Section 3.7 upon receipt of a new list so furnished.

                  (b) In case three or more Holders of Securities (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of a particular series (in which case the applicants must all hold Securities of such series) or with Holders of all Securities with respect to their rights under this Indenture or under such Securities and such application is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

            (i) afford to such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 3.8; or

            (ii) inform such applicants as to the approximate number of Holders of Securities of such series or of all Securities, as the case may be, whose names and addresses

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                                                                              30


appear in the information preserved at the time by the Trustee, in accordance with the provisions of subsection (a) of this Section 3.8, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

        If the Trustee shall elect not to afford to such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Securityholder of such series or all Holders of Securities, as the case may be, whose name and address appears in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 3.8 a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities of such series or of all Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the SEC, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all the objections so sustained have been met, and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                  (c) Each and every Holder of Securities, by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with the provisions of subsection (b) of this Section 3.8, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under such subsection
(b).

            SECTION 3.9 REPORTS BY THE ISSUER. The Issuer covenants:

                  (a) to file with the Trustee, within 15 days after the Issuer is required to file the same with the SEC, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may from time to time by rules and regulations prescribe), if any, which the Issuer may be required to file with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Issuer is not required to file information, documents or reports pursuant to either of such Sections, then to file with the Trustee and the SEC, in accordance with rules and regulations prescribed from time to time by the SEC, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act, in respect of a debt security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

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                                                                              31


                  (b) to file with the Trustee and the SEC, in accordance with rules and regulations prescribed from time to time by the SEC, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations;

                  (c) to transmit by mail to the Holders of Securities within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Section 3.10 such summaries of any information, documents and reports required to be filed by the Issuer pursuant to subsections (a) and (b) of this Section 3.9 as may be required to be transmitted to such Holders by the rules and regulations prescribed from time to time by the SEC; and

                  (d) to furnish to the Trustee, not less than annually, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his knowledge of the Issuer's compliance with all conditions and covenants under this Indenture. For purposes of this subsection (d), such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

            SECTION 3.10 REPORTS BY THE TRUSTEE. (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the TIA at the times and in the manner provided pursuant thereto. To the extent that any such report is required by the TIA with respect to any 12 month period, such report shall cover the 12 month period ending May 15 and shall be transmitted by the next succeeding July 15.

                  (b) A copy of each such report shall, at the time of such transmission to Securityholders, be furnished to the Issuer and be filed by the Trustee with each stock exchange upon which the Securities of any applicable series are listed and also with the SEC. The Issuer agrees to promptly notify the Trustee with respect to any series when and as the Securities of such series become admitted to trading on any national securities exchange.

                                   ARTICLE IV

                                SUCCESSOR ISSUER

            SECTION 4.1 LIMITATIONS ON MERGERS, CONSOLIDATIONS AND SALES OF ASSETS. The Issuer will not consolidate or merge with or into, or sell, lease, convey or otherwise dispose of all or substantially all of its assets (including, without limitation, by way of liquidation or dissolution), in any one transaction or in a series of related transactions, to any other corporation (in each case other than in a transaction in which the Issuer is the survivor of a consolidation or merger, or the transferee in a sale, lease, conveyance or other disposition) unless:

      (1) the entity formed by or surviving such consolidation or merger (if other than the Issuer), or to which such sale, lease, conveyance or other disposition will be made (collectively, the "SUCCESSOR"), is a corporation, limited liability company or other legal entity organized and existing under the laws of the United States or any state thereof or the District of Columbia, and the Successor expressly assumes by supplemental indenture in a form reasonably satisfactory to the Trustee all of the obligations of the Issuer under the Securities and the Indenture, and

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                                                                              32


      (2) immediately after giving effect to such transaction or series of related transactions, no Default or Event of Default has occurred and is continuing.

        The foregoing provisions shall not apply to the disposition by the Issuer of any or all of the assets that are identified in the Issuer's June 30, 2001 financial statements as discontinued operations or assets held for sale or the disposition of Electric Lightwave, Inc.

                                   ARTICLE V

                            REDEMPTION OF SECURITIES

            SECTION 5.1 APPLICABILITY OF ARTICLE. The provisions of this Article shall be applicable to the Securities of any series that are redeemable before their maturity.

            SECTION 5.2 NOTICE OF REDEMPTION; PARTIAL REDEMPTIONS. Notice of redemption to the Holders of Securities of any series to be redeemed as a whole or in part at the option of the Issuer shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption to such Holders of Securities of such series at their last addresses as they shall appear in the Note Register. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

      The notice of redemption to each such Holder shall specify (i) the principal amount of each Security of such series held by such Holder to be redeemed, (ii) the date fixed for redemption, (iii) the redemption price and how it will be determined, (iv) the place or places of payment, (v) the CUSIP number relating to such Securities, (vi) that payment will be made upon presentation and surrender of such Securities, (vii) whether interest, if any, (or, in the case of Original Issue Discount Securities, original issue discount) accrued to the date fixed for redemption will be paid as specified in such notice and
(viii) whether on and after said date interest, if any, (or, in the case of Original Issue Discount Securities, original issue discount) thereon or on the portions thereof to be redeemed will cease to accrue. In case any Security of a series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued.

      The notice of redemption of Securities of any series to be redeemed at the option of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer.

      On or before the redemption date specified in the notice of redemption given as provided in this SECTION 5.2, the Issuer will deposit with the Trustee or with one or more paying agents (or, if the Issuer is acting as its own Paying Agent, set aside, segregate and hold in trust as provided in SECTION 3.5) an amount of money sufficient to redeem on the redemption date all the Securities

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                                                                              33


of such series so called for redemption at the appropriate redemption price, together with accrued interest, if any, to the date fixed for redemption. The Issuer will deliver to the Trustee at least 45 days prior to the date fixed for redemption (unless a shorter notice period shall be satisfactory to the Trustee) an Officers' Certificate stating the aggregate principal amount of Securities to be redeemed. In case of a redemption at the election of the Issuer prior to the expiration of any restriction on such redemption, the Issuer shall deliver to the Trustee, prior to the giving of any notice of redemption to Holders pursuant to this Section, an Officers' Certificate stating that such restriction has been complied with.

      If less than all the Securities of a series are to be redeemed, the Trustee, within 10 Business Days after the Issuer gives written notice to the Trustee that such redemption is to occur, shall select, in such manner as it shall deem appropriate and fair, Securities of such series to be redeemed. Notice of the redemption shall be given only after such selection has been made. Securities may be redeemed in part in multiples equal to the minimum authorized denomination for Securities of such series or any multiple thereof. The Trustee shall promptly notify the Issuer in writing of the Securities of such series selected for redemption and, in the case of any Securities of such series selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities of any series shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

            SECTION 5.3 PAYMENT OF SECURITIES CALLED FOR REDEMPTION. If notice of redemption has been given as provided by this Article V, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place or places stated in such notice at the applicable redemption price, together with interest, if any accrued to the date fixed for redemption, and on and after said date (unless the Issuer shall default in the payment of such Securities at the redemption price, together with interest, if any, accrued to said date) interest, if any (or, in the case of Original Issue Discount Securities, original issue discount), on the Securities or portions of Securities so called for redemption shall cease to accrue, and such Securities shall cease from and after the date fixed for redemption except as provided in Sections 7.5 and 8.4, to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest, if any, to the date fixed for redemption. On presentation and surrender of such Securities at a place of payment specified in said notice, said Securities or the specified portions thereof shall be paid and redeemed by the Issuer at the applicable redemption price, together with interest, if any, accrued thereon to the date fixed for redemption; provided that payment of interest, if any, becoming due on or prior to the date fixed for redemption shall be payable to the Holders of Securities registered as such on the relevant record date subject to the terms and provisions of SECTION 2.13 hereof.

      If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the redemption price shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate of interest or Yield to Maturity (in the case of an Original Issue Discount Security) borne by such Security.

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                                                                              34


      Upon presentation of any Security redeemed in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Issuer, a new Security or Securities of such series, and of like tenor, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

            SECTION 5.4 EXCLUSION OF CERTAIN SECURITIES FROM ELIGIBILITY FOR SELECTION FOR REDEMPTION. Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in an Officers' Certificate delivered to the Trustee at least 45 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Issuer, or (b) a Person specifically identified in such written statement as an Affiliate of the Issuer.

                                   ARTICLE VI

                              DEFAULTS AND REMEDIES

            SECTION 6.1 EVENT OF DEFAULT DEFINED; ACCELERATION OF MATURITY; WAIVER OF DEFAULT"Event of Default" with respect to Securities of any series, wherever used herein, means any one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default), unless it is either inapplicable to a particular series or it is specifically deleted or modified in the form of Security, for such series and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) default in the payment of any installment of interest upon any of the Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of 60 days; PROVIDED that a valid extension of an interest payment period by the Issuer in accordance with the terms of such Securities shall not constitute a failure to pay interest; or

                  (b) default in the payment of all or any part of the principal or premium (if any) on any of the Securities of such series as and when the same shall become due and payable either at maturity, upon any redemption, by declaration or otherwise; or

                  (c) default in the payment of any sinking fund installment as and when the same shall become due and payable by the terms of the Securities of such series; or

                  (d) failure on the part of the Issuer duly to observe or perform any other of the covenants or agreements on the part of the Issuer in the Securities of such series or contained in this Indenture (other than a covenant or agreement included in this Indenture solely for the benefit of a series of Securities other than such series) for a period of 90 days after the date on which written notice continued specifying such failure, stating that such notice is a "Notice of Default" hereunder and demanding that the Issuer remedy the same, shall have been given by registered or certified mail, return receipt requested, to the Issuer by the Trustee, or to

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                                                                              35


the Issuer and the Trustee by the holders of at least 25% in aggregate principal amount of the Outstanding Securities of the series to which such covenant or agreement relates; or

                  (e) without the consent of the Issuer a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Issuer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Issuer for any substantial part of its or their property or ordering the winding up or liquidation of its or their affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                  (f) the Issuer shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Issuer or for any substantial part of its or their property, or make any general assignment for the benefit of creditors; or

                  (g) any other Event of Default provided in a supplemental indenture.

      If an Event of Default described in clause (a), (b) or (c) occurs and is continuing, then, and in each and every such case, except for any series of Securities the principal of which shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of each such affected series then Outstanding hereunder (each such series voting as a separate class) by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire principal (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all Securities of such series, and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration, the same shall become immediately due and payable.

      Except as otherwise provided in the terms of any series of Securities pursuant to SECTION 2.1, if an Event of Default described in clause (d) or (g) above with respect to all series of the Securities then Outstanding, occurs and is continuing for a period of 60 days after the notice of the Event of Default, then, and in each and every such case, unless the Principal of all of the Securities shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of all of the Securities then Outstanding hereunder (treated as one class) by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire principal (or, if the Securities of any series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all of the Securities then Outstanding, and the interest accrued thereon, if any, to be due and payable immediately, and upon such declaration, the same shall become immediately due and payable. If an Event of Default described in clause (e) or (f) above occurs and is continuing, then the principal amount of all the Securities then Outstanding, and the interest accrued thereon, if any, shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

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                                                                              36


      If an Event of Default described in clause (d) or (g) occurs and is continuing, which Event of Default is with respect to less than all series of Securities then Outstanding, then, and in each and every such case, except for any series of Securities the principal of which shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of each such affected series then Outstanding hereunder (each such series voting as a separate class) by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire principal (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all Securities of such series, and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration, the same shall become immediately due and payable.

      The foregoing provisions are subject to the condition that if, at any time after the principal (or, if the Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of the Securities of any series (or of all the Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided,

      (A) the Issuer shall pay or shall deposit with the Trustee a sum sufficient to pay

            (i) all matured installments of interest upon all the Securities of such series (or all the Securities, as the case may be); and

            (ii) the principal of any and all Securities of such series (or of all the Securities, as the case may be) which shall have become due otherwise than by acceleration; and

            (iii) interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series (or at the respective rates of interest or Yields to Maturity of all the Securities, as the case may be) to the date of such payment or deposit; and

            (iv) all amounts payable to the Trustee pursuant to SECTION 7.6.

      (B) all Events of Default under the Indenture, other than the non-payment of the principal of Securities which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then and in every such case the Holders of a majority, or any applicable supermajority, in aggregate principal amount of all the Securities of such series voting as a separate class (or all the Securities, as the case may be, voting as a single class), then Outstanding, by written notice to the Issuer and to the Trustee, may waive all defaults with respect to such series (or with respect to all the Securities, as the case may be) and rescind and annul such declaration and its

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                                                                              37


consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

        For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

            SECTION 6.2 COLLECTION OF INDEBTEDNESS BY TRUSTEE; TRUSTEE MAY PROVE DEBT. The Issuer covenants that (a) in case default shall be made in the payment of any installment of interest on any of the Securities of any series when such interest shall have become due and payable, and such default shall have continued for a period of 60 days, or (b) in case default shall be made in the payment of all or any part of the principal of any of the Securities of any series when the same shall have become due and payable, whether upon maturity of the Securities of such series or upon any redemption or by declaration or otherwise, then upon demand of the Trustee, the Issuer will pay to the Trustee for the benefit of the Holders of the Securities of such series the whole amount that then shall have become due and payable on all Securities of such series for principal and interest, as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, and such other amount due the Trustee under Section 7.6 in respect of Securities of such series.

      Until such demand is made by the Trustee, the Issuer may pay the principal of and interest on the Securities of any series to the registered Holders, whether or not the Securities of such series be overdue.

      In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Issuer or other obligor upon the Securities and collect in the manner provided by law out of the property of the Issuer or other obligor upon the Securities, wherever situated, all the moneys adjudged or decreed to be payable.

      In case there shall be pending proceedings relative to the Issuer or any other obligor upon the Securities of any series then Outstanding under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such

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                                                                              38


other obligor, or in case of any other similar judicial proceedings relative to the Issuer or other obligor upon the Securities of such series, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of the Securities of such series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

                  (a) to file and prove a claim or claims for the whole amount of principal and interest, if any, (or, if the Securities of any series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) owing and unpaid in respect of the Securities of any series, and, in the case of any judicial proceedings, to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for amounts payable to the Trustee under SECTION 7.6) and of the Securityholders allowed in any judicial proceedings relative to the Issuer or other obligor upon the Securities, or to the creditors or property of the Issuer or such other obligor; and

                  (b) unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Securities of any series in any election of a receiver, assignee, trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings, custodian or other person performing similar functions in respect of any such proceedings; and

                  (c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders and of the Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official performing similar functions in respect of any such proceedings is hereby authorized by each of the Securityholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Securityholders, to pay to the Trustee its costs and expenses of collection and all other amounts due to it pursuant to SECTION 7.6.

      Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding, except as aforesaid in clause (b).

      All rights of action and of asserting claims under this Indenture, or under any of the Securities of any series, may be enforced by the Trustee without the possession of any of the Securities of such series or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be awarded to the Trustee for ratable distribution to the Holders of the Securities in respect of which such action was taken, after payment of all sums due to the Trustee under Section 6.6 in respect of such Securities.

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                                                                              39


      In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Securities in respect to which such action was taken, and it shall not be necessary to make any Holders of such Securities parties to any such proceedings.

            SECTION 6.3 APPLICATION OF PROCEEDS. Any moneys collected by the Trustee pursuant to this Article in respect of any series shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal or interest, upon presentation of the several Securities in respect of which monies have been collected and stamping (or otherwise noting) thereon the payment, or issuing Securities of such series in reduced principal amounts in exchange for the presented Securities of like series if only partially paid, or upon surrender thereof if fully paid:

            FIRST: To the payment of costs and expenses applicable to such series of Securities in respect of which monies have been collected, including all amounts due to the Trustee and each predecessor Trustee pursuant to Section 7.6 in respect to such series of Securities;

            SECOND: In case the principal of the Securities of such series in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest on the Securities of such series in default in the order of the maturity of the installments on such interest, with interest (to the extent that such interest has been collected by the Trustee and is permitted by applicable law) upon the overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in such Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

            THIRD: In case the principal of the Securities of such series in respect of which moneys have been collected shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities of such series for principal and interest, with interest upon the overdue principal, and (to the extent that such interest has been collected by the Trustee and is permitted by applicable law) upon the overdue installations of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal and interest or Yield to Maturity, without preference or priority of principal over interest or Yield to Maturity, or of interest or Yield to Maturity over principal, or of any installment of interest over any other installment of interest or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal and accrued and unpaid interest or Yield to Maturity; and

            FOURTH: To the payment of the remainder, if any, to the Issuer or any other person lawfully entitled thereto.

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                                                                              40


            SECTION 6.4 SUITS FOR ENFORCEMENTS. In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

            SECTION 6.5 RESTORATION OF RIGHTS ON ABANDONMENT OF PROCEEDINGS. In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Issuer and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Trustee and the Securityholders shall continue as though no such proceedings had been taken.

            SECTION 6.6 LIMITATIONS ON SUITS BY SECURITY HOLDERS. No Holder of any Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture or such Security, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder or thereunder, unless (a) such Holder previously shall have given to the Trustee written notice of an Event of Default with respect to Securities of such series and of the continuance thereof, as hereinbefore provided, and (b) the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding (treated as a single class) shall have made written request upon the Trustee to institute such action or proceedings in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and (c) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding, and (d) no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 6.9; it being understood and intended, and being expressly covenanted by the Holder of every Security with every other Holder and the Trustee, that no one or more Holders of Securities of any series shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture or any Security to affect, disturb or prejudice the rights of any other such Holder of Securities, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture or any Security, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of the applicable series. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            SECTION 6.7 UNCONDITIONAL RIGHT OF SECURITYHOLDERS TO INSTITUTE CERTAIN SUITS. Notwithstanding any other provision in this Indenture and any provision of any Security, the right of any Holder of any Security to receive payment of the principal of and interest on such Security on or after the respective due dates expressed in such Security or the applicable redemption dates provided for in such Security, or to institute suit for the enforcement of any

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                                                                              41


such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

            SECTION 6.8 POWERS AND REMEDIES CUMULATIVE; DELAY OR OMISSION NOT WAVIER OF DEFAULT. Except as provided in Section 6.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      No delay or omission of the Trustee or of any Holder of Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein. Every power and remedy given by this Indenture, any Security or law to the Trustee or to the Holders of Securities may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or, subject to SECTION 6.6, by the Holders of Securities.

            SECTION 6.9 CONTROL BY HOLDERS OF SECURITIES. The Holders of a majority in aggregate principal amount of the Securities of each series affected (with each such series voting as a separate class) at the time Outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities of such series by this Indenture; provided, that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture; and provided, further, that (subject to the provisions of Section 7.1) the Trustee shall have the right to decline to follow any such direction if (a) the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken; or (b) if the Trustee by its board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee shall determine in good faith that the action or proceedings so directed would involve the Trustee in personal liability; or (c) if the Trustee in good faith shall so determine that the actions or forbearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities of all affected series not joining in the giving of said direction, it being understood that (subject to Section 7.1) the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders.

      Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Securityholders.

            SECTION 6.10 WAIVER OF PAST DEFAULTS. Prior to the declaration of acceleration of the maturity of the Securities of any series as provided in
Section 6.1, the Holders of a majority in aggregate principal amount of the Securities of such series at the time Outstanding (voting as a single class) may on behalf of the Holders of all such Securities waive any past default or Event of Default described in Section 6.1 and its consequences, except a default in respect of a covenant or provision hereof which cannot be modified or amended without the

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consent of the Holder of each Security affected. In the case of any such waiver, the Issuer, the Trustee and the Holders of all such Securities shall be restored to their former positions and rights hereunder, respectively, and such default shall cease to exist and be deemed to have been cured and not to have occurred for purposes of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

            SECTION 6.11 TRUSTEE TO GIVE NOTICE OF DEFAULT, BUT MAY WITHHOLD IN CERTAIN CIRCUMSTANCES. The Trustee shall, within 90 days after the occurrence of a default with respect to the Securities of any series, give notice of all defaults with respect to that series known to the Trustee (i) if any Unregistered Securities of that series are then Outstanding, to the Holders thereof, by publication at least once in The Wall Street Journal in the Borough of Manhattan, The City of New York and (ii) to all Holders of Securities of such series in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, unless in each case such defaults shall have been cured before the mailing or publication of such notice (the term "default" for the purpose of this Section being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); PROVIDED that, except in the case of default in the payment of the principal of or interest on any of the Securities of such series, or in the payment of any sinking fund installment on such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or trustees and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders of such series.

            SECTION 6.12 RIGHT OF COURT TO REQUIRE FILING OF UNDERTAKING TO PAY COSTS. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder or group of Securityholders of any series holding in the aggregate more than 10% in aggregate principal amount of the Securities of such series, or, in the case of any suit relating to or arising under clause (d) or (g) of Section 6.1 (if the suit relates to Securities of more than one but less than all series), 10% in aggregate principal amount of Securities then Outstanding and affected thereby, or in the case of any suit relating to or arising under clause (d) or (g) (if the suit under clause (d) or (g) relates to all the Securities then Outstanding) or (e) or (f) of Section 6.1, 10% in aggregate principal amount of all Securities then Outstanding, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of or interest on any Security on or after the due date expressed in such Security or any date fixed for redemption.

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                                                                              43


                                  ARTICLE VII

                                     TRUSTEE

            SECTION 7.1 DUTIES AND RESPONSIBILITIES OF THE TRUSTEE; DURING DEFAULT; PRIOR TO DEFAULT. In case an Event of Default with respect to the Securities of a series has occurred (which has not been cured or waived) the Trustee shall exercise with respect to such series of Securities such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

      No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (a) prior to the occurrence of an Event of Default with respect to the Securities of any series and after the curing or waiving of all such Events of Default with respect to such series which may have occurred:

            (1) the duties and obligations of the Trustee with respect to the Securities of any series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

            (2) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

                  (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to SECTION 6.9 or any other Section permitting the direction of the Holders relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

      None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for

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                                                                              44


believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

            SECTION 7.2 CERTAIN RIGHTS OF THE TRUSTEE. Subject to Section 7.1:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Officers' Certificate or Issuer Order (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a Board Resolution;

                  (c) the Trustee may consult with counsel of its selection and any advice of such counsel promptly confirmed in writing shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel;

                  (d) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture (including, without limitation, pursuant to SECTION 6.9), unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

                  (e) the Trustee shall not be liable for any action taken, suffered or omitted by it and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

                  (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Securities of all series affected then Outstanding; PROVIDED that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Issuer or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Issuer upon demand;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in


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                                                                              45


its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder; and

                  (h) the Trustee shall not be charged with knowledge of any default or Event of Default with respect to a series of Securities unless either
(i) a Responsible Officer of the Trustee assigned to the Corporate Trust Office of the Trustee (or any successor division or department of the Trustee) shall have actual knowledge of such default or Event of Default or (ii) written notice of such default or Event of Default shall have been given to the Trustee by the Issuer or any other obligor on such series of Securities or by any Holder of Securities of such series in accordance with the notice requirements set forth in Section 11.4.

            SECTION 7.3 TRUSTEE NOT RESPONSIBLE FOR RECITALS, DISPOSITION OF SECURITIES OR APPLICATION OF PROCEEDS THEREOF. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture, of the Securities or of any prospectus used to sell the Securities. The Trustee shall not be accountable for the use or application by the Issuer of any of the Securities or of the proceeds thereof.

            SECTION 7.4 TRUSTEE AND AGENTS MAY HOLD SECURITIES; COLLECTIONS, ETC. The Trustee or any agent of the Issuer or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not the Trustee or such agent and, subject to Sections 7.8 and 7.13, may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the Trustee or such agent.

            SECTION 7.5 MONEYS HELD BY TRUSTEE. Subject to the provisions of
Section 8.4 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Issuer or the Trustee shall be under any liability for interest on any moneys received by it hereunder.

            SECTION 7.6 COMPENSATION AND INDEMNIFICATION OF TRUSTEE AND ITS PRIOR CLAIM. The Issuer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as shall be agreed to in writing between the Issuer and the Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Issuer covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Issuer also covenants to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based on the income of the Trustee), incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties

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                                                                              46


hereunder, including the costs and expenses of defending itself against or investigating any claim or liability in the premises. The obligations of the Issuer under this Section 7.6 to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture or the resignation or removal of the Trustee. Such additional indebtedness shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities. When the Trustee incurs expenses or renders services in connection with an Event of Default specified in
Section 6.1 or in connection with Article VI hereof, the expenses (including the reasonable fees and expenses of its counsel) and the compensation for the service in connection therewith are intended to constitute expenses of administration under any bankruptcy law. The provisions of this Section 7.6 shall survive the resignation or removal of the Trustee and the termination of this Indenture.

            SECTION 7.7 RIGHT OF TRUSTEE TO RELY ON OFFICERS' CERTIFICATE, ETC. Subject to Sections 7.1 and 7.2, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

            SECTION 7.8 QUALIFICATION OF TRUSTEE; CONFLICTING INTERESTS. This Indenture shall always have a Trustee who satisfies the requirements of Section 310(a)(1) of the Trust Indenture Act of 1939. The Trustee shall have a combined capital and surplus of at least $25,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with Section 310(b) of the Trust Indenture Act of 1939 regarding disqualification of a trustee upon acquiring a conflicting interest.

            SECTION 7.9 PERSONS ELIGIBLE FOR APPOINTMENT AS TRUSTEE; DIFFERENT TRUSTEES FOR DIFFERENT SERIES. The Trustee for each series of Securities hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or of any state or the District of Columbia having a combined capital and surplus of at least $25,000,000, and which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal, state or District of Columbia authority, or a corporation or other Person permitted to act as trustee by the Commission. If such corporation or other Person publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation or other Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. No obligor upon the Securities or any Affiliate of such obligor shall serve as trustee upon the Securities. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 7.9, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.10.

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                                                                              47


      A different Trustee may be appointed by the Issuer for each series of Securities prior to the issuance of such Securities. If the initial Trustee for any series of Securities is to be a trustee other than The Chase Manhattan Bank, the Issuer and such Trustee shall, prior to the issuance of such Securities, execute and deliver an indenture supplemental hereto, which shall provide for the appointment of such Trustee as Trustee for the Securities of such series and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-Trustees of the same trust and that each such Trustee shall be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

            SECTION 7.10 RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR TRUSTEE.

                  (a) The Trustee, or any Trustee or Trustees hereafter appointed, may at any time resign with respect to one or more or all series of Securities by giving written notice of resignation to the Issuer. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor Trustee or Trustees with respect to the applicable series by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee or Trustees. If no successor Trustee shall have been so appointed with respect to any series and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of SECTION 6.12, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee.

                  (b) In case at any time any of the following shall occur:

            (i) the Trustee shall fail to comply with the provisions of Section
7.8 with respect to any series of Securities after written request therefor by the Issuer or by any Securityholder who has been a BONA FIDE Holder of a Security or Securities of such series for at least six months; or

            (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.9 and shall fail to resign after written request therefor by the Issuer or by any such Securityholder; or

            (iii) the Trustee shall become incapable of acting with respect to any series of Securities, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Issuer may remove the Trustee with respect to the applicable series of Securities and appoint a successor Trustee for such series by written instrument, in duplicate, executed by order of the Board of Directors one copy of which instrument shall be delivered to

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                                                                              48


the Trustee so removed and one copy to the successor Trustee, or, subject to the provisions of Article V, any Securityholder who has been a BONA FIDE Holder of a Security or Securities of such series for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor Trustee.

                  (c) The Holders of a majority in aggregate principal amount of the Securities of each series then Outstanding may at any time remove the Trustee with respect to Securities of such series and appoint a successor Trustee with respect to the Securities of such series by delivering to the Trustee so removed, to the successor Trustee so appointed and to the Issuer the evidence of the action in that regard taken by the Securityholders. If no successor trustee shall have been so appointed with respect to any series and have accepted appointment within 30 days after the delivery of such evidence of removal, the Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee, or any Securityholder who has been a BONA FIDE Holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of SECTION 6.12, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee.

                  (d) Any resignation or removal of the Trustee with respect to any series and any appointment of a successor Trustee with respect to such series pursuant to any of the provisions of this SECTION 7.10 shall become effective upon acceptance of appointment by the successor Trustee as provided in
SECTION 7.11.

            SECTION 7.11 ACCEPTANCE OF APPOINTMENT BY SUCCESSOR TRUSTEE. Any successor Trustee appointed as provided in Section 7.10 shall execute and deliver to the Issuer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee with respect to all or any applicable series shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as Trustee for such series hereunder; but, nevertheless, on the written request of the Issuer or of the successor Trustee, upon payment of its charges then unpaid, the Trustee ceasing to act shall, subject to Section 7.13, pay over to the successor Trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor Trustee all such rights, powers, duties and obligations. Upon request of any such successor Trustee, the Issuer shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor Trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such Trustee to secure any amounts then due it pursuant to the provisions of
Section 7.6.

      If a successor Trustee is appointed with respect to the Securities of one or more (but not all) series, the Issuer, the predecessor Trustee and each successor Trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all

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                                                                              49


the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-Trustees of the same trust and that each such Trustee shall be Trustee of a trust or trusts under separate indentures.

      No successor Trustee with respect to any series of Securities shall accept appointment as provided in this SECTION 7.11 unless at the time of such acceptance such successor Trustee shall be qualified under the provisions of
SECTION 7.8 and eligible under the provisions of SECTION 7.9.

      Upon acceptance of appointment by any successor Trustee as provided in this SECTION 7.11, the Issuer shall give notice thereof to the Holders of Securities of each series affected, by mailing such notice to such Holders at their addresses as they shall appear on the registry books. If the Issuer fails to give such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be given at the expense of the Issuer.

            SECTION 7.12 MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS OF TRUSTEE. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee (including the trust created by this Indenture), shall be the successor of the Trustee hereunder, provided that such Person shall be qualified under the provisions of Section 7.8 and eligible under the provisions of Section 7.9, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities of any series shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities of any series shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities of such series or in this Indenture provided that the certificate of the Trustee shall have; PROVIDED, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities of any series in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

            SECTION 7.13 PREFERENTIAL COLLECTION OF CLAIMS AGAINST THE ISSUER. The Trustee shall comply with Section 311(a) of the Trust Indenture Act of 1939, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act of 1939. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act of 1939 to the extent indicated therein.

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            SECTION 7.14 APPOINTMENT OF AUTHENTICATING AGENT. As long as any
Securities of a series remain Outstanding, the Trustee may, by an instrument in writing, appoint with the approval of the Issuer an authenticating agent (the "Authenticating Agent") which shall be authorized to act on behalf of the Trustee to authenticate Securities, including Securities issued upon exchange, registration of transfer, partial redemption or pursuant to Section 2.9. Securities of each such series authenticated by such Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee. Whenever reference is made in this Indenture to the authentication and delivery of Securities of any series by the Trustee or to the Trustee's Certificate of Authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent for such series and a Certificate of Authentication executed on behalf of the Trustee by such Authenticating Agent. Such Authenticating Agent shall at all times be a Person organized and doing business under the laws of the United States of America or of any state or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $25,000,000 (determined as provided in Section 7.9 with respect to the Trustee) and subject to supervision or examination by federal or state authority.

      Any Person into which any Authenticating Agent may be merged or converted, or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business (including the authenticating agency contemplated by this Indenture) of any Authenticating Agent, shall continue to be the Authenticating Agent with respect to all series of Securities for which it served as Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent. Any Authenticating Agent may at any time, and if it shall cease to be eligible shall, resign by giving written notice of resignation to the Trustee and to the Issuer. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Issuer.

      Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this SECTION 7.14 with respect to one or more series of Securities, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Issuer and the Issuer shall provide notice of such appointment to all Holders of Securities of such series in the manner and to the extent provided in Section 11.4. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. The Issuer agrees to pay to the Authenticating Agent for such series from time to time reasonable compensation. The Authenticating Agent for the Securities of any series shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee.

      Sections 7.2, 7.3, 7.4 and 10.3 shall be applicable to any Authenticating Agent.

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                                  ARTICLE VIII

                    LEGAL DEFEASANCE AND COVENANT DEFEASANCE

            SECTION 8.1 OPINION TO EFFECT LEGAL DEFEASANCE OR COVENANT DEFEASANCE. The Issuer may, at the option of its Board of Directors evidenced by a resolution set forth in an Officers' Certificate, at any time, elect to have either Section 8.2 or 8.3 hereof applied to all Outstanding Securities upon compliance with the conditions set forth below in this Article VIII.

            SECTION 8.2 LEGAL DEFEASANCE AND DISCHARGE. Upon the Issuer's exercise under Section 8.01 hereof of the option applicable to this Section 8.2, the Issuer shall, subject to the satisfaction of the conditions set forth in
Section 8.4 hereof, be deemed to have been discharged from its obligations with respect to all Outstanding Securities on the date the conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, Legal Defeasance means that the Issuer shall be deemed to have paid and discharged the entire Indebtedness represented by the Outstanding Securities, which shall thereafter be deemed to be Outstanding only for the purposes of Section 8.5 hereof and the other Sections of this Indenture referred to in clauses (a) and
(b) below, and to have satisfied all of its obligations under such Securities and this Indenture (and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments delivered to it by the Issuer acknowledging the same), except for the following provisions which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of Outstanding Securities to receive payments in respect of the principal of, premium, if any, and interest on such Securities when such payments are due from the trust referred to below; (b) the Issuer's obligations with respect to the Securities concerning mutilated, destroyed, lost or stolen Securities and the maintenance of an office or agency for payment and money for security payments held in trust; (c) the rights, powers, trusts, duties and immunities of the Trustee, and the Issuer's obligations in connection therewith; and (d) the Legal Defeasance provisions of this Indenture. Subject to compliance with this Article VIII, the Issuer may exercise its option under this Section 8.2 notwithstanding the prior exercise of its option under Section 8.3 hereof.

            SECTION 8.3 COVENANT DEFEASANCE. Upon the Issuer's exercise under
Section 8.1 hereof of the option applicable to this Section 8.3, the Issuer shall, subject to the satisfaction of the conditions set forth in Section 8.4 hereof, be released from its obligations under the covenants contained in
Article IV and to the extent described in the applicable supplemental indenture, with respect to any series of Securities, with respect to the Outstanding Securities on and after the date the conditions set forth in Section 8.4 are satisfied (hereinafter, "Covenant Defeasance"), and the Securities shall thereafter be deemed not Outstanding for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed Outstanding for all other purposes hereunder (it being understood that such Securities shall not be deemed outstanding for accounting purposes). For this purpose, Covenant Defeasance means that, with respect to the Outstanding Securities, the Issuer may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default

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                                                                              52


under Section 6.1 hereof, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby. In addition, upon the Issuer's exercise under Section 8.1 hereof of the option applicable to this
Section 8.3, subject to the satisfaction of the conditions set forth in Section
8.4 hereof, Sections 6.1(e) and 6.1(f) hereof shall not constitute Events of Default or Defaults hereunder.

            SECTION 8.4 CONDITIONS TO LEGAL OR COVENANT DEFEASANCE. The following shall be the conditions to the application of either Section 8.2 or
8.3 hereof to the Outstanding Securities:

      In order to exercise either Legal Defeasance or Covenant Defeasance:

            (a) the Issuer must irrevocably deposit, or cause to be deposited, with the Trustee, in trust, for the benefit of the Holders of the Securities, cash in U.S. dollars, U.S. Government Obligations, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay, without reinvestment, the principal of, premium, if any, and interest on the Outstanding Securities on the stated maturity thereof or on the applicable redemption date, as the case may be, and the Issuer must specify whether the Securities are being defeased to maturity or to a particular redemption date;

            (b) in the case of Legal Defeasance, the Issuer must deliver to the Trustee an Opinion of Counsel reasonably acceptable to the Trustee confirming that the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling, or there has been a change in the applicable United States federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for United States federal income tax purposes as a result of such Legal Defeasance, and will be subject to United States federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

            (c) in the case of Covenant Defeasance, the Issuer must deliver to the Trustee an Opinion of Counsel reasonably acceptable to the Trustee confirming that the Holders of the Outstanding Securities will not recognize income, gain or loss for United States federal income tax purposes as a result of such Covenant Defeasance, and such Holders will be subject to United States federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

            (d) no Default or Event of Default shall have occurred and be continuing on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit) or insofar as Events of Default from bankruptcy or insolvency events are concerned, at any time in the period ending on the 91st day after the date of deposit;

            (e) such Legal Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than

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this Indenture) to which the Issuer or any of its Restricted Subsidiaries is a party or by which the Issuer or any of its Restricted Subsidiaries is bound;

            (f) the Issuer must deliver to the Trustee an Officers' Certificate stating that the deposit was not made by the Issuer with the intent of preferring the Holders of the Securities over other creditors of the Issuer, or with the intent of defeating, hindering, delaying or defrauding creditors of the Issuer or others;

            (g) the Issuer must deliver to the Trustee an Officers' Certificate and an opinion of Counsel in the United States reasonably acceptable to the Trustee, each stating that the conditions precedent provided for or relating to Legal Defeasance or Covenant Defeasance, as applicable, in the case of the Officer's Certificate, in clauses (a) through (f) and, in the case of the Opinion of Counsel, in clauses (b) and (c) of this paragraph, have been complied with.

            SECTION 8.5 DEPOSITED MONEY AND GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS. Subject to Section 8.6 hereof, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively, and solely for purposes of this Section 8.5, the "Trustee") pursuant to Section 8.4 hereof in respect of the outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

      The Issuer shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or non-callable U.S. Government Obligations deposited pursuant to Section 8.4 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

      Anything in this ARTICLE VIII to the contrary notwithstanding, the Trustee shall deliver or pay to the Issuer from time to time upon the request of the Issuer any money or non-callable U.S. Government Obligations held by it as provided in SECTION 8.4 hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under SECTION 8.4(A) hereof), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

            SECTION 8.6 REPAYMENT TO ISSUER. Any money deposited with the Trustee or any Paying Agent, or then held by the Issuer, in trust for the payment of the principal of, premium or interest on any Security and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Issuer on its request or (if then held by the Issuer) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured creditor, look only to the Issuer for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer as trustee thereof, shall thereupon cease; provided, however, that the

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                                                                              54


Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Issuer.

            SECTION 8.7 REINSTATEMENT. If the Trustee or Paying Agent is unable to apply any money or non-callable U.S. Government Obligations in accordance with Section 8.2 or 8.3 hereof, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Issuer's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.2 or 8.3 hereof until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 8.2 or 8.3 hereof, as the case may be; provided, however, that, if the Issuer makes any payment of principal of, premium, if any, or interest on any Security following the reinstatement of its obligations, the Issuer shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

            SECTION 8.8 SURVIVAL. The Trustee's rights under this Article VIII shall survive termination of this Indenture.

            SECTION 8.9 SATISFACTION AND DISCHARGE OF INDENTURE. If at any time
(a) the Issuer shall have paid or caused to be paid the principal of, premium, if any, and interest, if any, on all the Securities Outstanding (other than Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.8) as and when the same shall have become due and payable, or (b) the Issuer shall have delivered to the Trustee for cancellation all Securities theretofore authenticated (other than Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.8); and if, in any such case, the Issuer shall also pay or cause to be paid all other sums payable hereunder by the Issuer (including all amounts, payable to the Trustee pursuant to Section 7.6), then this Indenture shall cease to be of further effect, and the Trustee, on demand of the Issuer accompanied by an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to the satisfaction and discharge contemplated by this provision have been complied with, and at the cost and expense of the Issuer, shall execute proper instruments acknowledging such satisfaction and discharging this Indenture. The Issuer agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred, and to compensate the Trustee for any services thereafter reasonably and properly rendered, by the Trustee in connection with this Indenture or the Securities.

                                   ARTICLE IX

                                   AMENDMENTS

            SECTION 9.1 SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF SECURITYHOLDERS. The Issuer, when authorized by a Board Resolution (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Officers' Certificate), and the Trustee may from

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time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of the execution thereof) for one or more of the following purposes:

                  (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities of one or more series any property or assets;

                  (b) to evidence the succession of another Person to the Issuer, or successive successions, and the assumption by the successor Person of the covenants, agreements and obligations of the Issuer pursuant to Article IV;

                  (c) to add to the covenants of the Issuer such further covenants, restrictions, conditions or provisions as the Issuer and the Trustee shall consider to be for the protection of the Holders of all or any series of Securities (and if such covenants, restrictions, conditions or provisions are to be for the protection of less than all series of Securities, stating that the same are expressly being included solely for the protection of such series), and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; PROVIDED, HOWEVER, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such series to waive such an Event of Default;

                  (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make any other provisions as the Issuer may deem necessary or desirable, PROVIDED, HOWEVER, that no such provisions shall materially adversely affect the interests of the Holders of the Securities;

                  (e) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act of 1939, or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly permitted by the Trust Indenture Act of 1939, EXCLUDING, HOWEVER, the provisions referred to in Section 316(a)(2) of the Trust Indenture Act of 1939 as in effect at the date as of which this instrument was executed or any corresponding provision provided for in any similar federal statute hereafter enacted;

                  (f) to evidence and provide for the acceptance of appointment hereunder of a Trustee other than The Chase Manhattan Bank as Trustee for a series of Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of SECTION 7.9 hereof;

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                                                                              56


                  (g) subject to SECTION 9.2 hereof, to add to or modify the provisions hereof as may be necessary or desirable to provide for the denomination of Securities in foreign currencies which shall not adversely affect the interests of the Holders of the Securities in any material respect;

                  (h) to modify the covenants or Events of Default of the Issuer solely in respect of, or add new covenants or Events of Default of the Issuer that apply solely to, Securities not Outstanding on the date of such supplemental indenture; and

                  (i) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of SECTION 7.11.

      The Trustee is hereby authorized to join with the Issuer in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

      Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Securities then Outstanding, notwithstanding any of the provisions of Section 9.2.

            SECTION 9.2 SUPPLEMENTAL INDENTURES WITH CONSENT OF SECURITYHOLDERS. With the consent of the Holders of not less than a majority in aggregate principal amount of the Securities then Outstanding of any series affected by such supplemental indenture, voting as one class, the Issuer, when authorized by a Board Resolution (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Officers' Certificate), and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of such series; provided, that no such supplemental indenture shall (a) extend the stated final maturity of the principal of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest, if any, thereon (or, in the case of an Original Issue Discount Security, reduce the rate of accretion of original issue discount thereon), or reduce or alter the method of computation of any amount payable on redemption, repayment or purchase by the Issuer thereof (or the time at which any such redemption, repayment or purchase may be made), or make the principal thereof (including any amount in respect of original issue discount), or interest, if any, thereon payable in any coin or currency other than that provided in the Securities or in accordance with the terms of the Securities, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section

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6.1 or the amount thereof provable in bankruptcy in each case pursuant to
Section 6.2, or impair or affect the right of any Securityholder to institute suit for the payment thereof or, if the Securities provide therefor, any right of repayment or purchase at the option of the Securityholder, in each case without the consent of the Holder of each Security so affected, or (b) reduce the aforesaid percentage of Securities of any series, the consent of the Holders of which is required for any such supplemental indenture, without the consent of the Holders of each Security so affected. No consent of any Holder of any Security shall be necessary under this Section 9.2 to permit the Trustee and the Issuer to execute supplemental indentures pursuant to Sections 9.1 and 4.1.

      A supplemental indenture which changes or eliminates any covenant, Event of Default or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of Holders of Securities of such series, with respect to such covenant or provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

      Upon the request of the Issuer, accompanied by a copy of a resolution of the Board of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Officers' Certificate) certified by the secretary or an assistant secretary of the Issuer authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of the Holders of the Securities as aforesaid and other documents, if any, required by 10.1, the Trustee shall join with the Issuer in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may at its discretion, but shall not be obligated to, enter into such supplemental indenture.

      It shall not be necessary for the consent of the Securityholders under this Section 9.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

      Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to the provisions of this SECTION 9.2, the Issuer (or the Trustee at the request and expense of the Issuer) shall give notice thereof to the Holders of then Outstanding Securities of each series affected thereby, as provided in SECTION 11.4. Any failure of the Issuer to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

            SECTION 9.3 EFFECT OF SUPPLEMENTAL INDENTURE. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer and the Holders of Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and shall be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

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                                                                              58


            SECTION 9.4 DOCUMENTS TO BE GIVEN TO TRUSTEE. The Trustee, subject to the provisions of Sections 7.1 and 7.2, shall be entitled to receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article IX complies with the applicable provisions of this Indenture and that all conditions precedent to the execution and delivery of such supplemental indenture have been satisfied.

            SECTION 9.5 NOTATION ON SECURITIES IN RESPECT OF SUPPLEMENTAL INDENTURES. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this
Article IX may bear a notation in form approved by the Trustee for such series as to any matter provided for by such supplemental indenture or as to any action taken by Securityholders. If the Issuer or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Issuer, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Issuer, authenticated by the Trustee and delivered in exchange for the Securities of such series then Outstanding.

                                   ARTICLE X

                         CONCERNING THE SECURITYHOLDERS

            SECTION 10.1 EVIDENCE OF ACTION TAKEN BY SECURITYHOLDERS. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage in principal amount of the Securityholders of any or all series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Securityholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to SECTIONS 7.1 and 7.2) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Article X.

            SECTION 10.2 PROOF OF EXECUTION OF INSTRUMENTS AND OF HOLDING OF SECURITIES. Subject to SECTIONS 7.1 and 7.2, the execution of any instrument by a Securityholder or his agent or proxy may be proved in the following manner:

                  (a) The fact and date of the execution by any Holder of any instrument may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the person executing such instruments acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such legal entity other than an individual, such certificate or affidavit shall also constitute sufficient proof of the authority of the person executing the same.

                  (b) The ownership of Securities shall be proved by the Note Register or by a certificate of the Registrar.

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                                                                              59


            SECTION 10.3 HOLDERS TO BE TREATED AS OWNERS. The Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the Person in whose name any Security shall be registered upon the Note Register for such series as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, interest, if any, on such Security and for all other purposes; and neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

            SECTION 10.4 SECURITIES OWNED BY ISSUER DEEMED NOT OUTSTANDING. In determining whether the Holders of the requisite aggregate principal amount of Outstanding Securities of any or all series have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Issuer or any other obligor on the Securities with respect to which such determination is being made or by any Affiliate of the Issuer or any other obligor on the Securities with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose f any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent and waiver only Securities which a Responsible Officer of the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any Affiliate of the Issuer or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect to any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Issuer shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Issuer to be owned or held by or for the account of any of the above-described Persons; and, subject to Sections 7.1 and 7.2, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

            SECTION 10.5 RIGHT OF REVOCATION OF ACTION TAKEN. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 10.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article X, revoke such action so far as concerns such Security provided that such revocation shall not become effective until three Business Days after such filing. Except as aforesaid, any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange or substitution therefore or on registration of transfer thereof, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Trustee and Holders of all the Securities affected by such action.

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                                                                              60


            SECTION 10.6 RECORD DATE FOR CONSENTS AND WAIVERS. The Issuer may, but shall not be obligated to, establish a record date for the purpose of determining the Persons entitled to (i) waive any past default with respect to the Securities of such series in accordance with Section 6.10 of this Indenture,
(ii) consent to any supplemental indenture in accordance with Section 9.2 of this Indenture or (iii) waive compliance with any term, condition or provision of any covenant hereunder. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and any such Persons, shall be entitled to waive any such past default, consent to any such supplemental indenture or waive compliance with any such term, condition or provision, whether or not such Holder remains a Holder after such record date; provided, however, that unless such waiver or consent is obtained from the Holders, or duly designated proxies, of the requisite principal amount of Outstanding Securities of such series prior to the date which is the 120th day after such record date, any such waiver or consent previously given shall automatically and, without further action by any Holder be cancelled and of no further effect.

                                   ARTICLE XI

                                  MISCELLANEOUS

            SECTION 11.1 PARTNERS, INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS OF ISSUER EXEMPT FROM INDIVIDUAL LIABILITY. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future stockholder, officer or director, as such, of the Issuer, or any partner of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders thereof and as part of the consideration for the issue of the Securities.

            SECTION 11.2 PROVISIONS OF INDENTURE FOR THE SOLE BENEFIT OF PARTIES AND HOLDERS OF SECURITIES. Nothing in this Indenture or in the Securities, expressed or implied, shall give or be construed to give to any Person, other than the parties hereto and their successors and the Holders of the Securities, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Securities.

            SECTION 11.3 SUCCESSORS AND ASSIGNS OF ISSUER BOUND BY INDENTURE. All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Issuer shall bind its successors and assigns, whether so expressed or not.

            SECTION 11.4 NOTICES AND DEMANDS ON ISSUER, TRUSTEE AND HOLDERS OF SECURITIES. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities to or on the Issuer, or as required pursuant to the Trust Indenture Act of 1939, may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Issuer is filed by the Issuer with the Trustee) to Citizens

Communications Company, 3 High Ridge Park, Stamford, Connecticut 06905. Any notice, direction, request or demand by the Issuer or any Holder of Securities to or upon the Trustee shall be deemed to have been sufficiently given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Trustee is filed by the Trustee with the Issuer) to The Chase Manhattan Bank, 450 W. 33rd Street, New York, New York 10001, attention: Institutional Trust Services (Citizens Communications Company [specify series of Securities]).

      Where this Indenture provides for notice to Holders of Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder entitled thereto, at his last address as it appears in the Note Register. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

      In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Issuer when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be reasonably satisfactory to the Trustee shall be deemed to be sufficient notice.

            SECTION 11.5 OFFICERS' CERTIFICATES AND OPINIONS OF COUNSEL; STATEMENTS TO BE CONTAINED THEREIN. Upon any application or demand by the Issuer to the Trustee to take any action under any of the provisions of this Indenture, or as required pursuant to the Trust Indenture Act of 1939, the Issuer shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

      Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an opinion as to whether or not such covenant or condition has been complied with, and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

      Any certificate, statement or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, information with respect to which is in the possession of the Issuer, upon the certificate, statement or opinion of or representations by an officer or officers of the Issuer, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

      Any certificate, statement or opinion of an officer of the Issuer or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

      Any certificate or opinion of any independent firm of public accountants filed with and directed to the Trustee shall contain a statement that such firm is independent.

            SECTION 11.6 NO RECOURSE AGAINST OTHERS. An incorporator, director, officer, employee, Affiliate or stockholder of the Issuer, solely by reason of this status, shall not have any liability for any obligations of the Issuer under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

            SECTION 11.7 PAYMENTS DUE ON SATURDAYS, SUNDAYS AND HOLIDAYS. If the date of maturity of principal of or interest, if any, on the Securities of any series or the date fixed for redemption, purchase or repayment of any such Security shall not be a Business Day, then payment of interest, if any, premium, if any, or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, purchase or repayment, and, in the case of payment, no interest shall accrue for the period after such date.

            SECTION 11.8 CONFLICT OF ANY PROVISION OF INDENTURE WITH TRUST INDENTURE ACT OF 1939. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included herein by any of Sections 310 to 317, inclusive, or is deemed applicable to and included in this Indenture by virtue of the provisions of the Trust Indenture Act of 1939, such required or deemed provision shall control.

            SECTION 11.9 GOVERNING LAW. THIS INDENTURE AND EACH SECURITY SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

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                                                                              63


            SECTION 11.10 COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

            SECTION 11.11 TABLE OF CONTENTS; HEADINGS. The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

            IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.

                                    CITIZENS COMMUNICATIONS COMPANY


                                    By: /S/ Donald B. Armour
                                       --------------------------------------
                                       Name: Donald B. Armour
                                       Title: Vice President
                                              Finance and Treasurer


                                    THE CHASE MANHATTAN BANK, as Trustee


                                    By: /s/ James D. Heaney
                                       --------------------------------------
                                       Name: James D. Heaney
                                       Title: Vice President

                                                                       EXHIBIT A

                                                    FORM OF THE INITIAL SECURITY


                      [RULE 144A GLOBAL NOTE/INSTITUTIONAL
                     ACCREDITED INVESTOR GLOBAL NOTE LEGEND

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

THE HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, AGREES, ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED NOTES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, PROVIDED THAT PRIOR TO SUCH TRANSFER, THE TRANSFEROR FURNISHES TO THE COMPANY AND THE TRUSTEE A CERTIFICATE CONTAINING CERTAIN REPRESENTATIONS RELATING TO THE PROPOSED TRANSFER BEING EFFECTED PURSUANT TO AND IN ACCORDANCE WITH REGULATION S (THE FORM OF WHICH CERTIFICATE CAN BE OBTAINED FROM THE TRUSTEE), (E) INSIDE THE UNITED STATES, TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS ACQUIRING THE NOTE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A

VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT AND THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE COMPANY AND THE TRUSTEE A CERTIFICATE CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF WHICH CERTIFICATE CAN BE OBTAINED FROM THE TRUSTEE), OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE IS HELD BY DTC OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE SECURITIES CUSTODIAN MAY MAKE SUCH NOTATIONS HEREON AS M AY BE REQUIRED PURSUANT TO SECTION 2.1 OF THE INDENTURE, (II) THIS NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.12 OF THE INDENTURE AND (III) THIS NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.]

                        [REGULATION S GLOBAL NOTE LEGEND

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT ("REGULATION S"), AND
(2) BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE")

THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S, PROVIDED THAT PRIOR TO SUCH TRANSFER, THE TRANSFEROR FURNISHES TO THE COMPANY AND THE TRUSTEE A CERTIFICATE CONTAINING CERTAIN REPRESENTATIONS RELATING TO THE PROPOSED TRANSFER BEING EFFECTED PURSUANT TO AND IN ACCORDANCE WITH REGULATION S (THE FORM OF WHICH CERTIFICATE CAN BE OBTAINED FROM THE TRUSTEE), (E) INSIDE THE UNITED STATES, TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2),
(3) OR (7) UNDER THE SECURITIES ACT THAT IS ACQUIRING THE NOTE FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A TRANSACTION INVOLVING A MINIMUM PRINCIPAL AMOUNT OF THE NOTES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT AND THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE COMPANY AND THE TRUSTEE A CERTIFICATE CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF WHICH CERTIFICATE CAN BE OBTAINED FROM THE TRUSTEE), OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR
(F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED AFTER 40 CONSECUTIVE DAYS BEGINNING ON AND INCLUDING THE LATER OF (A) THE DAY ON WHICH THE NOTES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND (B) THE DATE OF THE CLOSING OF THE ORIGINAL OFFERING. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN

AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE IS HELD BY DTC OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE SECURITIES CUSTODIAN MAY MAKE SUCH NOTATIONS HEREON AS M AY BE REQUIRED PURSUANT TO SECTION 2.1 OF THE INDENTURE, (II) THIS NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.12 OF THE INDENTURE AND (III) THIS NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.]

                         Citizens Communications Company

                                                   [____]% SENIOR NOTE DUE 20___


No. __


ORIGINAL ISSUE DATE:

$________________                                     CUSIP:

      Citizens Communications Company, a corporation duly organized and existing under the laws of the State of Delaware (the "ISSUER" or the "COMPANY"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $__________ [____________MILLION DOLLARS] on August 15, 20___, at the corporate trust office of The Chase Manhattan Bank, 450 West 33rd Street, New York, New York 10011, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay semi-annually in arrears on February 15 and August 15 of each year (each, an "INTEREST PAYMENT DATE"), commencing February 15, 2002, and at maturity (or on any redemption or repayment date) the amount of interest on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from ____ __, 20__ or from the most recent Interest Payment Date to which interest has been paid or duly provided for until said principal sum has been paid or duly provided for. Interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

      The interest payable on any Interest Payment Date which is punctually paid or duly provided for on such Interest Payment Date will be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on February 1 or August 1 (in each case, whether or not a Business Day), as the case may be (each, a "REGULAR

RECORD DATE"), immediately preceding such Interest Payment Date. Interest payable on this Note which is not punctually paid or duly provided for on any Interest Payment Date therefor shall forthwith cease to be payable to the Person in whose name this Note is registered at the close of business on the Regular Record Date immediately preceding such Interest Payment Date, and such interest may either (i) be paid to the Person in whose name this Note is registered at the close of business on a special record date to be established for such payment by the Trustee or (ii) be paid in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, all as more fully provided in the Indenture referred to on the reverse hereof.

      Payment of the principal of this Note, any premium and the interest due at maturity (or on any redemption or repayment date) will be made in immediately available funds upon surrender of this Note at the office or agency of the Paying Agent, as defined on the reverse hereof, maintained for that purpose in the Borough of Manhattan, The City of New York, or at such other paying agency as the Issuer may determine. At the option of the Issuer, interest on the Notes may be paid by (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the register of holders of the Notes or (ii) in accordance with Section 2.1(a) of the Indenture (as defined herein), by wire transfer to an account maintained by the Person entitled thereto as specified in writing to The Chase Manhattan Bank, as trustee (the "TRUSTEE"), by such Person by the applicable record date of the Notes

      Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

      This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:


                              CITIZENS COMMUNICATIONS COMPANY

                              By: _______________________________
                                 Name:
                                 Title:

                    CERTIFICATE OF AUTHENTICATION OF TRUSTEE

      This is one of the Securities referred to in the within mentioned
Indenture.

                                    THE CHASE MANHATTAN BANK,
                                    as Trustee

                                    By: __________________________
                                    Authorized Officer







                  Dated:

                            [REVERSE OF SENIOR NOTE]




      1. INDENTURE. (a) This Note is one of a duly authorized issue of senior notes of the Issuer (hereinafter called the "NOTES") of a series designated as the ____% Senior Notes Due 20__ of the Issuer, initially in an aggregate principal amount of $___________, all issued or to be issued under and pursuant to the Indenture, dated as of ____ __, 20__ (the "INDENTURE"), between the Issuer and The Chase Manhattan Bank, as trustee (the "TRUSTEE", which term includes any successor trustee under the Indenture). You are referred to the Indenture for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Issuer, the Trustee and the holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. The Issuer has appointed The Chase Manhattan Bank at its principal corporate trust office in The City of New York as the paying agent (the "PAYING AGENT", which term includes any additional or successor Paying Agent appointed by the Issuer) with respect to the Notes. To the extent not inconsistent herewith, the terms of the Indenture are hereby incorporated by reference herein.

      (b) The Issuer may from time to time without the consent of the Holders create and issue additional notes having the same terms and conditions as this Note.

      (c) All capitalized terms used in this Note which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

      2. AMENDMENTS AND WAIVERS. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the holders of the Securities of each series to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the holders of a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the holder of all Securities of such series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note shall be conclusive and binding upon such holder and upon all future holders of this Note and of any issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

      3. OBLIGATION TO PAY PRINCIPAL, PREMIUM, IF ANY, AND INTEREST. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer or any other obligor on the Notes, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate, at the place and in the coin or currency herein prescribed.

      4. REDEMPTION. This Note may be redeemed, in whole or in part, at the option of the Issuer at any time, upon mailing a notice of such redemption not less than 30 days and not more than 60 days before the date of redemption to the holder of this Note as provided for in the

Indenture, at a redemption price equal to the greater of (a) 100% of the principal amount of this Note to be redeemed then outstanding or (b) as determined by an Independent Investment Banker, the sum of the present values of the remaining scheduled payments of principal and interest on the Note to be redeemed (not including any portion of such payments of interest accrued to the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus ___1 basis points, in either of the above cases, plus accrued and unpaid interest to the date of redemption on the Note to be redeemed. For purposes of the foregoing provisions, the following terms, as used herein have the following meanings:

      "ADJUSTED TREASURY RATE" means, with respect to any redemption date: (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (as defined below) (if no maturity is within three months before or after the Remaining Life (as defined below), yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Adjusted Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price (as defined below) for such redemption date. The Adjusted Treasury Rate shall be calculated on the third Business Day preceding the redemption date.

      "COMPARABLE TREASURY ISSUE" means the United States Treasury security selected by an Independent Investment Banker (as defined below) as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such securities ("REMAINING LIFE").

      "COMPARABLE TREASURY PRICE" means (1) the average of five Reference Treasury Dealer Quotations (as defined below) for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

      "INDEPENDENT INVESTMENT BANKER" means one of the Reference Treasury Dealers appointed by the Issuer.

----------
(1) Insert appropriate rate for 2004, 2008 and 2031 notes, as applicable

      "REFERENCE TREASURY DEALER" means: each of Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc. and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "PRIMARY TREASURY DEALER"), the Issuer shall substitute therefor another Primary Treasury Dealer, and (ii) any other Primary Treasury Dealer selected by the Issuer.

      "REFERENCE TREASURY DEALER QUOTATIONS" means, with respect to the Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

      5. CERTAIN COVENANTS. The Indenture restricts the ability of the Issuer and its Subsidiaries to incur certain liens, merge or consolidate with another company or sell, lease or convey all or substantially all of the Issuer's assets. These covenants are subject to the covenant defeasance procedures outlined in the Indenture.

      6. EFFECT OF EVENT OF DEFAULT. If an Event of Default shall have occurred and be continuing under the Indenture, the principal hereof may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

      7. DEFEASANCE. The Indenture contains provisions for defeasance and covenant defeasance at any time of the indebtedness on this Note upon compliance by the Issuer with certain conditions set forth therein.

      8. DENOMINATIONS; EXCHANGES. (a) The Notes are issuable in registered form without coupons in denominations of $1,000 and any multiple of $1,000 at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, and in the manner and subject to the limitations provided in the Indenture, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denomination.

      9. HOLDER AS OWNER. Prior to the due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and, subject to the provisions on the face hereof, interest hereon, and for all other purposes, and none of the Issuer or the Trustee or any agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

      10. NO LIABILITY OF CERTAIN PERSONS. No recourse under or upon any obligation, covenant or agreement of the Issuer in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any past, present or future incorporator, shareholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer, or any successor corporation, under any constitution, statute or rule of law or by the enforcement of any assessment or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

      11. LOST, THEFT OR DESTRUCTION. In case any Note shall at any time become mutilated, defaced or be destroyed, lost or stolen and such Note or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as maybe required in the premises) shall be delivered to the Trustee, a new Note or like tenor will be issued by the Issuer in exchange for the Note so mutilated or defaced, or in lieu of the Note so destroyed or lost or stolen, but, in case of any destroyed or lost or stolen Note, only upon receipt of evidence satisfactory to the Trustee and the Issuer that such Note was destroyed or lost or stolen and, if required, upon receipt also of indemnity satisfactory to each of them. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Note shall be born by the owner of the Note mutilated, defaced, destroyed, lost or stolen.

      12. TRANSFER AND EXCHANGE. This Note may be transferred and exchanged as provided in the Indenture.

      13. GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law provisions thereof.

                                 ASSIGNMENT FORM

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto:

PLEASE INSERT SOCIAL SECURITY NUMBER OR TAXPAYER
IDENTIFICATION NUMBER OF ASSIGNEE

------------------------------

------------------------------

------------------------------

PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE,
OF ASSIGNEE

------------------------------------------

------------------------------------------

------------------------------------------

the within Note of Citizens Communications Company and all rights thereunder and hereby irrevocably constitutes and appoints such person attorney to transfer such Note on the books of Citizens Communication Company, with full power of substitution in the premises.

Dated:


------------------------------------------
 Signature

         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE SHOULD BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY, A MEMBER ORGANIZATION OF A NATIONAL STOCK EXCHANGE OR BY SUCH OTHER ENTITY WHOSE SIGNATURE IS ON FILE WITH AND ACCEPTABLE TO THE TRANSFER AGENT.

 Tax Identification No.:

Signature Guarantee:

---------------------------------------

              SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

      The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Security, or exchanges of a part of another Global Note or Definitive Security for an interest in this Global Note, have been made:


                                                    Principal     Signature of
                    Amount of       Amount of    Amount of this    authorized
                   decrease in     increase in     Global Note     officer of
                    Principal       Principal    following such    Trustee or
                 Amount of this  Amount of this   decrease (or     Securities
Date of Exchange   Global Note     Global Note      increase)       Custodian
---------------- --------------  --------------- ---------------  --------------

                                                                       EXHIBIT B

                                                   FORM OF THE EXCHANGE SECURITY

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE IS HELD BY DTC OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE SECURITIES CUSTODIAN MAY MAKE SUCH NOTATIONS HEREON AS M AY BE REQUIRED PURSUANT TO SECTION 2.1 OF THE INDENTURE, (II) THIS NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.12 OF THE INDENTURE AND (III) THIS NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

                         Citizens Communications Company

                                                   [____]% SENIOR NOTE DUE 20___


No. __


ORIGINAL ISSUE DATE:

$________________                                     CUSIP:

      Citizens Communications Company, a corporation duly organized and existing under the laws of the State of Delaware (the "ISSUER" or the "COMPANY"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $__________ [____________MILLION DOLLARS] on August 15, 20___, at the corporate trust office of The Chase Manhattan Bank, 450 West 33rd Street, New York, New York 10011, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay semi-annually in arrears on February 15 and August 15 of each year (each, an "INTEREST PAYMENT DATE"), commencing February 15, 2002, and at maturity (or on any redemption or repayment date) the amount of interest on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from ____ __, 20__ or from the most recent Interest Payment Date to which interest has been paid or duly provided for until said principal sum has been paid or duly provided for. Interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

      The interest payable on any Interest Payment Date which is punctually paid or duly provided for on such Interest Payment Date will be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on February 1 or August 1 (in each case, whether or not a Business Day), as the case may be (each, a "REGULAR RECORD DATE"), immediately preceding such Interest Payment Date. Interest payable on this Note which is not punctually paid or duly provided for on any Interest Payment Date therefor shall forthwith cease to be payable to the Person in whose name this Note is registered at the close of business on the Regular Record Date immediately preceding such Interest Payment Date, and such interest may either (i) be paid to the Person in whose name this Note is registered at the close of business on a special record date to be established for such payment by the Trustee or (ii) be paid in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, all as more fully provided in the Indenture referred to on the reverse hereof.

      Payment of the principal of this Note, any premium and the interest due at maturity (or on any redemption or repayment date) will be made in immediately available funds upon surrender of this Note at the office or agency of the Paying Agent, as defined on the reverse hereof, maintained for that purpose in the Borough of Manhattan, The City of New York, or at such other paying agency as the Issuer may determine. At the option of the Issuer, interest on the Notes may be paid by (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the register of holders of the Notes or (ii) in accordance with Section 2.1(a) of the Indenture(as defined herein), by wire transfer to an account maintained by the Person entitled thereto as specified in writing to The Chase Manhattan Bank, as trustee (the "TRUSTEE"), by such Person by the applicable record date of the Notes

      Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

      This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:


                              CITIZENS COMMUNICATIONS COMPANY

                              By: _______________________________
                                 Name:
                                 Title:

                    CERTIFICATE OF AUTHENTICATION OF TRUSTEE

      This is one of the Securities referred to in the within mentioned
Indenture.

                                    THE CHASE MANHATTAN BANK,
                                    as Trustee

                                    By: __________________________
                                    Authorized Officer







                  Dated:

                            [REVERSE OF SENIOR NOTE]




      1. INDENTURE. (a) This Note is one of a duly authorized issue of senior notes of the Issuer (hereinafter called the "NOTES") of a series designated as the ____% Senior Notes Due 20__ of the Issuer, initially in an aggregate principal amount of $___________, all issued or to be issued under and pursuant to the Indenture, dated as of _____ __, 20__ (the "INDENTURE"), between the Issuer and The Chase Manhattan Bank, as trustee (the "TRUSTEE", which term includes any successor trustee under the Indenture). You are referred to the Indenture for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Issuer, the Trustee and the holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. The Issuer has appointed The Chase Manhattan Bank at its principal corporate trust office in The City of New York as the paying agent (the "PAYING AGENT", which term includes any additional or successor Paying Agent appointed by the Issuer) with respect to the Notes. To the extent not inconsistent herewith, the terms of the Indenture are hereby incorporated by reference herein.

      (b) The Issuer may from time to time without the consent of the Holders create and issue additional notes having the same terms and conditions as this Note.

      (c) All capitalized terms used in this Note which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

      2. AMENDMENTS AND WAIVERS. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the holders of the Securities of each series to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the holders of a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the holder of all Securities of such series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note shall be conclusive and binding upon such holder and upon all future holders of this Note and of any issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

      3. OBLIGATION TO PAY PRINCIPAL, PREMIUM, IF ANY, AND INTEREST. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer or any other obligor on the Notes, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate, at the place and in the coin or currency herein prescribed.

      4. REDEMPTION. This Note may be redeemed, in whole or in part, at the option of the Issuer at any time, upon mailing a notice of such redemption not less than 30 days and not more than 60 days before the date of redemption to the holder of this Note as provided for in the

Indenture, at a redemption price equal to the greater of (a) 100% of the principal amount of this Note to be redeemed then outstanding or (b) as determined by an Independent Investment Banker, the sum of the present values of the remaining scheduled payments of principal and interest on the Note to be redeemed (not including any portion of such payments of interest accrued to the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus ___2 basis points, in either of the above cases, plus accrued and unpaid interest to the date of redemption on the Note to be redeemed. For purposes of the foregoing provisions, the following terms, as used herein have the following meanings:

      "ADJUSTED TREASURY RATE" means, with respect to any redemption date: (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (as defined below) (if no maturity is within three months before or after the Remaining Life (as defined below), yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Adjusted Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price (as defined below) for such redemption date. The Adjusted Treasury Rate shall be calculated on the third Business Day preceding the redemption date.

      "COMPARABLE TREASURY ISSUE" means the United States Treasury security selected by an Independent Investment Banker (as defined below) as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such securities ("REMAINING LIFE").

      "COMPARABLE TREASURY PRICE" means (1) the average of five Reference Treasury Dealer Quotations (as defined below) for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

      "INDEPENDENT INVESTMENT BANKER" means one of the Reference Treasury Dealers appointed by the Issuer.

----------
(2) Insert appropriate rate for 2004, 2008 and 2031 notes, as applicable

      "REFERENCE TREASURY DEALER" means: each of Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc. and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "PRIMARY TREASURY DEALER"), the Issuer shall substitute therefor another Primary Treasury Dealer, and (ii) any other Primary Treasury Dealer selected by the Issuer.

      "REFERENCE TREASURY DEALER QUOTATIONS" means, with respect to the Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

      5. CERTAIN COVENANTS. The Indenture restricts the ability of the Issuer and its Subsidiaries to incur certain liens, merge or consolidate with another company or sell, lease or convey all or substantially all of the Issuer's assets. These covenants are subject to the covenant defeasance procedures outlined in the Indenture.

      6. EFFECT OF EVENT OF DEFAULT. If an Event of Default shall have occurred and be continuing under the Indenture, the principal hereof may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

      7. DEFEASANCE. The Indenture contains provisions for defeasance and covenant defeasance at any time of the indebtedness on this Note upon compliance by the Issuer with certain conditions set forth therein.

      8. DENOMINATIONS; EXCHANGES. (a) The Notes are issuable in registered form without coupons in denominations of $1,000 and any multiple of $1,000 at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, and in the manner and subject to the limitations provided in the Indenture, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denomination.

      9. HOLDER AS OWNER. Prior to the due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and, subject to the provisions on the face hereof, interest hereon, and for all other purposes, and none of the Issuer or the Trustee or any agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

      10. NO LIABILITY OF CERTAIN PERSONS. No recourse under or upon any obligation, covenant or agreement of the Issuer in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any past, present or future incorporator, shareholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer, or any successor corporation, under any constitution, statute or rule of law or by the enforcement of any assessment or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

      11. LOST, THEFT OR DESTRUCTION. In case any Note shall at any time become mutilated, defaced or be destroyed, lost or stolen and such Note or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as maybe required in the premises) shall be delivered to the Trustee, a new Note or like tenor will be issued by the Issuer in exchange for the Note so mutilated or defaced, or in lieu of the Note so destroyed or lost or stolen, but, in case of any destroyed or lost or stolen Note, only upon receipt of evidence satisfactory to the Trustee and the Issuer that such Note was destroyed or lost or stolen and, if required, upon receipt also of indemnity satisfactory to each of them. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Note shall be born by the owner of the Note mutilated, defaced, destroyed, lost or stolen.

      12. TRANSFER AND EXCHANGE. This Note may be transferred and exchanged as provided in the Indenture.

      13. GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law provisions thereof.

                                 ASSIGNMENT FORM

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto:

PLEASE INSERT SOCIAL SECURITY NUMBER OR TAXPAYER
IDENTIFICATION NUMBER OF ASSIGNEE

------------------------------

------------------------------

------------------------------

PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE,
OF ASSIGNEE

------------------------------------------

------------------------------------------

------------------------------------------

the within Note of Citizens Communications Company and all rights thereunder and hereby irrevocably constitutes and appoints such person attorney to transfer such Note on the books of Citizens Communication Company, with full power of substitution in the premises.

Dated:


------------------------------------------
 Signature

         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE SHOULD BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY, A MEMBER ORGANIZATION OF A NATIONAL STOCK EXCHANGE OR BY SUCH OTHER ENTITY WHOSE SIGNATURE IS ON FILE WITH AND ACCEPTABLE TO THE TRANSFER AGENT.

 Tax Identification No.:

Signature Guarantee:

---------------------------------------

              SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

      The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Security, or exchanges of a part of another Global Note or Definitive Security for an interest in this Global Note, have been made:


                                                    Principal     Signature of
                    Amount of       Amount of    Amount of this    authorized
                   decrease in     increase in     Global Note     officer of
                    Principal       Principal    following such    Trustee or
                 Amount of this  Amount of this   decrease (or     Securities
Date of Exchange   Global Note     Global Note      increase)       Custodian
---------------- --------------  --------------  --------------   --------------

                                                                       EXHIBIT C

                                               FORM OF PRIVATE EXCHANGE SECURITY



THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

THE HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, AGREES, ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED NOTES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, PROVIDED THAT PRIOR TO SUCH TRANSFER, THE TRANSFEROR FURNISHES TO THE COMPANY AND THE TRUSTEE A CERTIFICATE CONTAINING CERTAIN REPRESENTATIONS RELATING TO THE PROPOSED TRANSFER BEING EFFECTED PURSUANT TO AND IN ACCORDANCE WITH REGULATION S (THE FORM OF WHICH CERTIFICATE CAN BE OBTAINED FROM THE TRUSTEE), (E) INSIDE THE UNITED STATES, TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS ACQUIRING THE NOTE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT AND THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE COMPANY AND THE TRUSTEE A CERTIFICATE CONTAINING

CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF WHICH CERTIFICATE CAN BE OBTAINED FROM THE TRUSTEE), OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR
(F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE IS HELD BY DTC OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE SECURITIES CUSTODIAN MAY MAKE SUCH NOTATIONS HEREON AS M AY BE REQUIRED PURSUANT TO SECTION 2.1 OF THE INDENTURE, (II) THIS NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.12 OF THE INDENTURE AND (III) THIS NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

                         Citizens Communications Company

                                                   [____]% SENIOR NOTE DUE 20___


No. __


ORIGINAL ISSUE DATE:

$________________                                     CUSIP:

      Citizens Communications Company, a corporation duly organized and existing under the laws of the State of Delaware (the "ISSUER" or the "COMPANY"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $__________

[____________MILLION DOLLARS] on August 15, 20___, at the corporate trust office of The Chase Manhattan Bank, 450 West 33rd Street, New York, New York 10011, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay semi-annually in arrears on February 15 and August 15 of each year (each, an "INTEREST PAYMENT DATE"), commencing February 15, 2002, and at maturity (or on any redemption or repayment date) the amount of interest on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from _____ __, 20__ or from the most recent Interest Payment Date to which interest has been paid or duly provided for until said principal sum has been paid or duly provided for. Interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

      The interest payable on any Interest Payment Date which is punctually paid or duly provided for on such Interest Payment Date will be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on February 1 or August 1 (in each case, whether or not a Business Day), as the case may be (each, a "REGULAR RECORD DATE"), immediately preceding such Interest Payment Date. Interest payable on this Note which is not punctually paid or duly provided for on any Interest Payment Date therefor shall forthwith cease to be payable to the Person in whose name this Note is registered at the close of business on the Regular Record Date immediately preceding such Interest Payment Date, and such interest may either (i) be paid to the Person in whose name this Note is registered at the close of business on a special record date to be established for such payment by the Trustee or (ii) be paid in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, all as more fully provided in the Indenture referred to on the reverse hereof.

      Payment of the principal of this Note, any premium and the interest due at maturity (or on any redemption or repayment date) will be made in immediately available funds upon surrender of this Note at the office or agency of the Paying Agent, as defined on the reverse hereof, maintained for that purpose in the Borough of Manhattan, The City of New York, or at such other paying agency as the Issuer may determine. At the option of the Issuer, interest on the Notes may be paid by (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the register of holders of the Notes or (ii) in accordance with Section 2.1(a) of the Indenture (as defined herein), by wire transfer to an account maintained by the Person entitled thereto as specified in writing to The Chase Manhattan Bank, as trustee (the "TRUSTEE"), by such Person by the applicable record date of the Notes

      Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

      This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:


                              CITIZENS COMMUNICATIONS COMPANY

                              By: _______________________________
                                 Name:
                                 Title:

                    CERTIFICATE OF AUTHENTICATION OF TRUSTEE

      This is one of the Securities referred to in the within mentioned
Indenture.

                                    THE CHASE MANHATTAN BANK,
                                    as Trustee

                                    By: __________________________
                                    Authorized Officer







                  Dated:

                            [REVERSE OF SENIOR NOTE]




      1. INDENTURE. (a) This Note is one of a duly authorized issue of senior notes of the Issuer (hereinafter called the "NOTES") of a series designated as the ____% Senior Notes Due 20__ of the Issuer, initially in an aggregate principal amount of $___________, all issued or to be issued under and pursuant to the Indenture, dated as of ____ __, 20__ (the "INDENTURE"), between the Issuer and The Chase Manhattan Bank, as trustee (the "TRUSTEE", which term includes any successor trustee under the Indenture). You are referred to the Indenture for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Issuer, the Trustee and the holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. The Issuer has appointed The Chase Manhattan Bank at its principal corporate trust office in The City of New York as the paying agent (the "PAYING AGENT", which term includes any additional or successor Paying Agent appointed by the Issuer) with respect to the Notes. To the extent not inconsistent herewith, the terms of the Indenture are hereby incorporated by reference herein.

      (b) The Issuer may from time to time without the consent of the Holders create and issue additional notes having the same terms and conditions as this Note.

      (c) All capitalized terms used in this Note which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

      2. AMENDMENTS AND WAIVERS. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the holders of the Securities of each series to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the holders of a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the holder of all Securities of such series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note shall be conclusive and binding upon such holder and upon all future holders of this Note and of any issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

      3. OBLIGATION TO PAY PRINCIPAL, PREMIUM, IF ANY, AND INTEREST. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer or any other obligor on the Notes, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate, at the place and in the coin or currency herein prescribed.

      4. REDEMPTION. This Note may be redeemed, in whole or in part, at the option of the Issuer at any time, upon mailing a notice of such redemption not less than 30 days and not more than 60 days before the date of redemption to the holder of this Note as provided for in the

Indenture, at a redemption price equal to the greater of (a) 100% of the principal amount of this Note to be redeemed then outstanding or (b) as determined by an Independent Investment Banker, the sum of the present values of the remaining scheduled payments of principal and interest on the Note to be redeemed (not including any portion of such payments of interest accrued to the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus ___(3) basis points, in either of the above cases, plus accrued and unpaid interest to the date of redemption on the Note to be redeemed. For purposes of the foregoing provisions, the following terms, as used herein have the following meanings:

      "ADJUSTED TREASURY RATE" means, with respect to any redemption date: (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (as defined below) (if no maturity is within three months before or after the Remaining Life (as defined below), yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Adjusted Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price (as defined below) for such redemption date. The Adjusted Treasury Rate shall be calculated on the third Business Day preceding the redemption date.

      "COMPARABLE TREASURY ISSUE" means the United States Treasury security selected by an Independent Investment Banker (as defined below) as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such securities ("REMAINING LIFE").

      "COMPARABLE TREASURY PRICE" means (1) the average of five Reference Treasury Dealer Quotations (as defined below) for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

      "INDEPENDENT INVESTMENT BANKER" means one of the Reference Treasury Dealers appointed by the Issuer.

----------
(3) Insert appropriate rate for 2004, 2008 and 2031 notes, as applicable

      "REFERENCE TREASURY DEALER" means: each of Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc. and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "PRIMARY TREASURY DEALER"), the Issuer shall substitute therefor another Primary Treasury Dealer, and (ii) any other Primary Treasury Dealer selected by the Issuer.

      "REFERENCE TREASURY DEALER QUOTATIONS" means, with respect to the Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

      5. CERTAIN COVENANTS. The Indenture restricts the ability of the Issuer and its Subsidiaries to incur certain liens, merge or consolidate with another company or sell, lease or convey all or substantially all of the Issuer's assets. These covenants are subject to the covenant defeasance procedures outlined in the Indenture.

      6. EFFECT OF EVENT OF DEFAULT. If an Event of Default shall have occurred and be continuing under the Indenture, the principal hereof may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

      7. DEFEASANCE. The Indenture contains provisions for defeasance and covenant defeasance at any time of the indebtedness on this Note upon compliance by the Issuer with certain conditions set forth therein.

      8. DENOMINATIONS; EXCHANGES. (a) The Notes are issuable in registered form without coupons in denominations of $1,000 and any multiple of $1,000 at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, and in the manner and subject to the limitations provided in the Indenture, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denomination.

      9. HOLDER AS OWNER. Prior to the due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and, subject to the provisions on the face hereof, interest hereon, and for all other purposes, and none of the Issuer or the Trustee or any agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

      10. NO LIABILITY OF CERTAIN PERSONS. No recourse under or upon any obligation, covenant or agreement of the Issuer in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any past, present or future incorporator, shareholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer, or any successor corporation, under any constitution, statute or rule of law or by the enforcement of any assessment or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

      11. LOST, THEFT OR DESTRUCTION. In case any Note shall at any time become mutilated, defaced or be destroyed, lost or stolen and such Note or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as maybe required in the premises) shall be delivered to the Trustee, a new Note or like tenor will be issued by the Issuer in exchange for the Note so mutilated or defaced, or in lieu of the Note so destroyed or lost or stolen, but, in case of any destroyed or lost or stolen Note, only upon receipt of evidence satisfactory to the Trustee and the Issuer that such Note was destroyed or lost or stolen and, if required, upon receipt also of indemnity satisfactory to each of them. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Note shall be born by the owner of the Note mutilated, defaced, destroyed, lost or stolen.

      12. TRANSFER AND EXCHANGE. This Note may be transferred and exchanged as provided in the Indenture.

      13. GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law provisions thereof.

                                 ASSIGNMENT FORM

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto:

PLEASE INSERT SOCIAL SECURITY NUMBER OR TAXPAYER
IDENTIFICATION NUMBER OF ASSIGNEE

------------------------------

------------------------------

------------------------------

PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE,
OF ASSIGNEE

------------------------------------------

------------------------------------------

------------------------------------------

the within Note of Citizens Communications Company and all rights thereunder and hereby irrevocably constitutes and appoints such person attorney to transfer such Note on the books of Citizens Communication Company, with full power of substitution in the premises.

Dated:


------------------------------------------
 Signature

         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE SHOULD BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY, A MEMBER ORGANIZATION OF A NATIONAL STOCK EXCHANGE OR BY SUCH OTHER ENTITY WHOSE SIGNATURE IS ON FILE WITH AND ACCEPTABLE TO THE TRANSFER AGENT.

 Tax Identification No.:

Signature Guarantee:

---------------------------------------

              SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

      The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Security, or exchanges of a part of another Global Note or Definitive Security for an interest in this Global Note, have been made:

                                                    Principal     Signature of
                    Amount of       Amount of    Amount of this    authorized
                   decrease in     increase in     Global Note     officer of
                    Principal       Principal    following such    Trustee or
                 Amount of this  Amount of this   decrease (or     Securities
Date of Exchange   Global Note     Global Note      increase)       Custodian
---------------- --------------  --------------  ---------------  --------------